                        PURCHASE AND SALE AGREEMENT

                               by and among

                    MONEY MANAGEMENT ASSOCIATES, INC.,

                  MONEY MANAGEMENT ASSOCIATES (LP), INC.,

                    MONEY MANAGEMENT ASSOCIATES, L.P.,

                     RUSHMORE TRUST AND SAVINGS, FSB,

                            DANIEL L. O'CONNOR

                                    and

         THE LIMITED PARTNERS of MONEY MANAGEMENT ASSOCIATES, L.P.

                               NAMED HEREIN









                          Dated: October 20, 1999

                          PURCHASE AND SALE AGREEMENT

                               TABLE OF CONTENTS
                               -----------------


                                                                                                  Page
                                                                                                  ----
ARTICLE I SALE AND PURCHASE OF INTERESTS AND STOCK.............................................     2

         1.1.     Sale and Purchase............................................................     2
         1.2.     Time and Form of Delivery....................................................     3
         1.3.     Pre-Closing Liquidation and Distributions; Closing...........................     3
         1.4.     Purchase Price...............................................................     3

ARTICLE II REPRESENTATIONS AND WARRANTIES OF BUYERS AND FBR....................................     4

         2.1.     Organization and Authority...................................................     4
         2.2.     Authorization................................................................     4
         2.3.     Accuracy of Representations and Documents....................................     5
         2.4.     Brokers and Finders..........................................................     5
         2.5.     Litigation and Other Proceedings.............................................     5
         2.6.     Certain Information Provided by Buyers.......................................     6
         2.7.     No Unfair Burden.............................................................     6
         2.8.     Financial Ability; Regulatory Matters........................................     6
         2.9.     No Other Representations or Warranties.......................................     7

ARTICLE III REPRESENTATIONS AND WARRANTIES OF MMA, RTS AND PRINCIPAL SELLERS...................     7

         3.1.     Organization and Authority...................................................     7
         3.2.     Authorization................................................................     7
         3.3.     Capitalization of MMA; Beneficial Ownership..................................     8
         3.4.     Accuracy of Representations and Documents....................................     9
         3.5.     Certain Information Provided by MMA, RTS, each Subsidiary and each Fund......     9
         3.6.     Brokers and Finders..........................................................    10
         3.7.     Contracts....................................................................    10
         3.8.     No Defaults under Contracts or Agreements....................................    11
         3.9.     Real Estate and Assets.......................................................    11
         3.10.    Assets Under Management......................................................    13
         3.11.    Financial Statements.........................................................    14
         3.12.    Taxes........................................................................    15
         3.13.    Loans; Accounts Receivable...................................................    16
         3.14.    Absence of Certain Changes...................................................    17
         3.15.    Ordinary Course..............................................................    18
         3.16.    Banking Relations............................................................    18


                          PURCHASE AND SALE AGREEMENT

          THIS PURCHASE AND SALE AGREEMENT (the "Agreement"), for (i) all of the outstanding interests ("Interests") of Money Management Associates, L.P., a District of Columbia limited partnership ("MMA") and the controlling shareholder of Rushmore Trust and Savings, FSB, a federal stock savings bank ("RTS"), and
(ii) all of the outstanding capital stock of RTS (the "Stock") not owned by MMA (the "Minority Stock"), made this 20th day of October, 1999, by and among MMA, RTS, Money Management Associates, Inc., a Delaware corporation ("MMA Buyer"), Money Management Associates (LP), Inc., a Delaware corporation ("LP Buyer" and, together with MMA Buyer, the "Buyers"), Daniel L. O'Connor, the sole general partner of MMA (the "General Partner") and the owner of all of the general partnership interest in MMA (the "General Partnership Interest"), the owners of all of the outstanding limited partnership interests of MMA (the "Limited Partnership Interests") named on Schedule 1.1 (collectively, the "Limited
                                 ------------
Partners" and, each individually a "Limited Partner" and, together with the General Partner, the "Sellers" and each individually a "Seller") and, solely for purposes of Article II and Sections 1.4, 10.2 and 11.5, Friedman, Billings,
            ----------     ------------------     ----
Ramsey Group, Inc., a Virginia corporation ("FBR").

                                  Background
                                  ----------

          A. MMA is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment adviser and (i) provides or procures advisory and/or other compliance and administrative services to The Rushmore Fund, Inc., Fund for Tax-Free Investors, Inc., Fund for Government Investors and American Gas Index Fund, Inc. (each a "Fund" and collectively, the "Funds"), each of which is a registered investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and (ii) provides or procures compliance and administrative services for the Cappiello-Rushmore Trust. MMA currently serves as investment adviser to the Funds pursuant to management contracts between the Funds and MMA, as listed on
Schedule 3.10 (the "Management Contracts").
-------------

          B. MMA is a savings and loan holding company and is the controlling shareholder of RTS.

          C. RTS, a federal savings bank, provides, among other things, directly or indirectly, transfer agency, shareholder servicing and custodial and portfolio accounting services to the Funds, the Cappiello-Rushmore Trust, Navellier Series Fund and Navellier Performance Funds, and trust and accounting services to other entities.

          D. Each of MMA and RTS is registered as a transfer agent under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          E. Sellers are the owners of all of the Interests, of which Daniel L. O'Connor, owns 100% of the General Partnership Interest and Daniel L. O'Connor, Martin O'Connor and

John Cralle (the "Principal Sellers") own, in the aggregate, 90.0% of the Limited Partnership Interests. MMA Buyer desires to purchase from the General Partner, and the General Partner desires to sell to MMA Buyer, 100% of the General Partnership Interest, and LP Buyer desires to purchase from the Limited Partners, and the Limited Partners desire to sell to LP Buyer, 100% of the Limited Partnership Interests, all upon the terms and conditions set forth in this Agreement. MMA is the owner of all of the Stock other than the Minority Stock. The General Partner and certain other stockholders (the "Additional Stockholders" and, together with MMA and the General Partner, the "Stockholders") are the beneficial and record owners of all of the Minority Stock. MMA Buyer desires to purchase the Minority Stock upon the terms and conditions set forth in this Agreement.

          F. MMA is the owner of all of the issued and outstanding capital stock (the "Subsidiary Stock") of Rushmore Investment Brokers, Inc., a Delaware corporation ("RIB") and Rushmore Services, Inc., a Maryland corporation ("RSI" and together with RIB, the "Subsidiaries").

          G. FBR has agreed to become a party to this Agreement for the limited purposes of making certain representations and warranties and agreeing to unconditionally guarantee (i) timely reimbursement to MMA, or direct payment, of the MMA Transaction Expenses (as hereinafter defined), (ii) payment of MMA Liquidated Damages (as hereinafter defined) to MMA, if any, from MMA Buyer pursuant to this Agreement, and (iii) payment and performance of the Note (as hereinafter defined).

                                     Terms
                                     -----

          In consideration of the premises and the mutual promises hereinafter set forth and intending to be legally bound, the parties hereby agree as follows:

                                   ARTICLE I

                    SALE AND PURCHASE OF INTERESTS AND STOCK

1.1.      Sale and Purchase.
          -----------------

          Subject to the terms and conditions set forth in this Agreement, at the closing of the transactions contemplated by this Agreement (the "Closing"),
(a) the General Partner shall sell, transfer, assign and deliver to MMA Buyer, and MMA Buyer shall purchase from the General Partner, the General Partnership Interest set forth on Schedule 1.1, free and clear of any liens, security
                      ------------
interests, charges, encumbrances, claims, pledges, equities, options, restrictions, assignments or other transfers of rights or obligations thereunder ("Liens"), (b) the Limited Partners shall sell, transfer, assign and deliver to LP Buyer, and LP Buyer shall purchase from the Limited Partners, the Limited Partnership Interests set forth on Schedule 1.1, which together with the General
                                   ------------
Partnership Interest represent all of the outstanding Interests, free and clear of any Liens and (c) the General Partner shall sell, transfer, assign and deliver to MMA Buyer, and

MMA Buyer shall purchase from the General Partner, the Minority Stock owned by the General Partner as set forth on Schedule 1.1, representing all of the
                                    ------------
outstanding Stock other than the Stock owned beneficially and of record by MMA and the Additional Stockholders, free and clear of any Liens. The Stock owned by MMA is also set forth on Schedule 1.1 and is owned beneficially and of record by
                         ------------
MMA, free and clear of any Liens.

1.2.      Time and Form of Delivery
          -------------------------

          The Sellers shall transfer, assign and deliver the Interests by delivering to MMA Buyer and LP Buyer, respectively, at the Closing, duly executed Assignments of Partnership Interest in the forms of Exhibit 1.2(a)
                                                             --------------
(General Partnership Interest) and Exhibit 1.2(b) (Limited Partnership
                                   --------------
Interests) and such other appropriate instruments of transfer reasonably satisfactory in form and substance to MMA Buyer and LP Buyer (as the case may be). The General Partner and, to the extent applicable, the Additional Stockholders shall transfer, assign and deliver the Minority Stock by delivering to MMA Buyer at the Closing duly executed certificates representing the Minority Stock accompanied by stock powers duly endorsed in blank or duly executed instruments of transfer and such other appropriate instruments of transfer reasonably satisfactory in form and substance to MMA Buyer.

1.3.      Pre-Closing Liquidation and Distributions; Closing.
          --------------------------------------------------

          (a) Prior to the Closing, (i) MMA shall liquidate and dissolve RSI and distribute to MMA all of RSI's then current assets including any tax benefit relating to the net operating loss carryovers of RSI, (ii) RIB shall distribute all of its then current assets to MMA other than $5,000 in cash, and (iii) MMA shall distribute all of its then current assets (including those received from RSI and RIB) to Sellers which then current assets shall consist solely of cash, notes and accounts receivable and the desks and computers then used by the General Partner, Martin O'Connor and John Cralle; provided, however, no claims or rights against MMA, RTS or RIB shall be distributed hereunder. Other than the current assets described in the preceding sentence, Buyers shall acquire all right, title and interest in and to all of material tangible and intangible assets of MMA used in the business of MMA, RTS and RIB as currently conducted.

          (b) The Closing shall take place at the offices of Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. at 10:00 a.m., Eastern time, on the first business day of the calendar month next following the satisfaction or waiver of the conditions set forth in Article VIII or at such other time as the parties may agree (the "Closing Date"). The Closing shall be deemed effective as of 9:00 a.m., Eastern time, on the Closing Date.

1.4.      Purchase Price.
          --------------

          (a) On the Closing Date, Sellers shall sell, transfer and deliver to MMA Buyer and LP Buyer, and MMA Buyer and LP Buyer, shall purchase from Sellers the General Partnership Interest and the Limited Partnership Interests, respectively, in exchange for an amount in immediately available funds equal to Seventeen Million Five Hundred Thousand

Dollars ($17,500,000) less the book value of the Minority Stock (the "Minority Stock Purchase Price") as of the day immediately preceding the Closing Date as reasonably determined by the parties based on the current book value of the Minority Stock of $________, adjusted to reflect any changes occurring in the ordinary course of business (the "Initial Payment") and an installment note of MMA Buyer (the "Note," together with the Initial Payment, the "Purchase Price for the Interests") and unconditionally guaranteed as to payment and performance by FBR in the principal amount of Nine Million Seven Hundred Thousand Dollars ($9,700,000) and secured by all of the Stock pursuant to an escrow agreement to be entered into among MMA Buyer, MMA, the Sellers and PNC Bank, National Association, as escrow agent (the "Escrow Agreement") and by a first indemnity deed of trust on land and improvements owned by RTS and known as 4916, 4918, 4920 and 4922 Fairmont Avenue, Bethesda, MD (the "Deed of Trust"). Each of the Note, the Pledge and Security Agreement and the Deed of Trust shall be in the form attached as Exhibit 1.4.
                 -----------

          (b) On the Closing Date, the General Partner and the Additional Stockholders, to the extent applicable, shall sell, transfer and deliver to MMA Buyer, and MMA Buyer shall purchase from the General Partner and the Additional Stockholders, to the extent applicable, the Minority Stock, in exchange for the Minority Stock Purchase Price in immediately available funds.

          (c) On the Closing Date, the Purchase Price for the Interests shall be allocated among the Sellers as set forth in Schedule 1.1.
                                               ------------

                                  ARTICLE II

               REPRESENTATIONS AND WARRANTIES OF BUYERS AND FBR

     Buyers and FBR, jointly and severally, represent and warrant to MMA and Sellers as follows:

2.1.      Organization and Authority.
          --------------------------

          Each of the Buyers and FBR is duly organized under the laws of and in good standing in the jurisdiction of its incorporation, and has (i) all necessary power, right and authority to carry out its obligations under this Agreement, to own its properties and assets, and to conduct its business, and
(ii) all necessary governmental authorizations to own or lease its properties and assets and to conduct its business as currently conducted.

2.2.      Authorization.
          -------------

          (a) This Agreement and each document, agreement and instrument to be executed by Buyers or FBR (as the case may be) pursuant to or as contemplated by this Agreement, has been duly authorized, by Buyers or FBR (as the case may be) and no further proceedings on the part of Buyers or FBR (as the case may be) are necessary to authorize this Agreement and the transactions contemplated hereby and thereby. This Agreement and each document, agreement and instrument to be executed by Buyers or FBR (as the case may be) pursuant to or as contemplated by this Agreement, when so executed and delivered, shall constitute the legal, valid and binding obligation of each Buyer or FBR (as the case may be) enforceable against it in accordance with its respective terms.

          (b) Neither the execution, delivery and performance of this Agreement and each document, agreement and instrument to be executed by each Buyer or FBR (as the case may be) pursuant to or as contemplated by this Agreement nor the consummation by each Buyer or FBR of the transactions contemplated hereby and thereby, will (i) violate, conflict with, or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or the creation of any Lien upon any of the properties or assets of any Buyer or FBR under any of the terms, conditions or provisions of (x) the organizational documents or bylaws of any Buyer or FBR or
(y) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which any Buyer or FBR may be bound, or to which any Buyer or FBR or the properties or assets of any Buyer or FBR may be subject, or (ii) violate any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to any Buyer or FBR or to any of the properties or assets of any Buyer or FBR.

          (c) Except as set forth in Sections 6.1 and 6.2 or to, with or of the
                                     --------------------
OTS or other banking or regulatory authority, no notice to, filing with, authorization of, exemption by, or consent or approval of, any regulatory authority or other person is necessary for the consummation by Buyers or FBR of the transactions contemplated by this Agreement.

2.3.      Accuracy of Representations and Documents.
          -----------------------------------------

          No representation, warranty or certification made by or on behalf of Buyers or FBR in this Agreement or any certificate provided for under this Agreement is false or misleading in any material respect or contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

2.4.      Brokers and Finders.
          -------------------

          None of Buyers or FBR or any of their respective officers, directors or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder's fees, and no broker or finder has acted, directly or indirectly, for Buyers or FBR (or any of their respective officers, directors or employees) in connection with this Agreement or the transactions contemplated hereby.

2.5.      Litigation and Other Proceedings.
          --------------------------------

          There is no litigation or action, suit, proceeding or investigation at law or in equity pending or, to the knowledge of Buyers and FBR, threatened in any court or before or by any federal, state, municipal or other governmental department, commission, bureau, board, agency or instrumentality, regulatory or self-regulatory body, domestic or foreign (a "Governmental Authority") or before any arbitrator, by or against any Buyer or FBR relating to their activities, or any event, circumstance or condition (i) affecting any Buyer or FBR which would prevent the consummation of the transactions contemplated by this Agreement (a "Buyer Material Adverse Effect"), or (ii) which would prevent or prohibit MMA Buyer through MMA or other appropriately registered entity from acting as an investment adviser to each Fund.

2.6.      Certain Information Provided by Buyers.
          ---------------------------------------

          (a) The information supplied by Buyers that is included in (i) the materials provided to the Board of Directors/Trustees of each Fund in connection with the approvals described in Article VI, and (ii) the proxy solicitation
                                ----------
materials to be distributed to the shareholders of each Fund in connection with the approvals described in Article VI, is complete in all material respects and
                           ----------
does not contain (at the time it is distributed, filed or provided, as the case may be) any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, and will not omit to state any material fact necessary in order to make the statements therein not false or misleading or (with respect to information supplied by Buyers and included in proxy statements) necessary to correct any statement or any earlier communication with respect to the solicitation of a proxy for the same meeting or subject matter which has become false or misleading.

          (b) The information supplied by Buyers or FBR that is included in any application or notice to or filing with the OTS or other banking authority satisfies the requirements of Sections 5(q) and 10 of the Home Owners' Loan Act and such materials and information are complete in all material respects and do not contain (at the time distributed or filed, as the case may be) any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, and will not omit to state any material fact necessary in order to make the statements therein not false or misleading.

2.7.      No Unfair Burden.
          ----------------

          In connection with the transactions contemplated by this Agreement, none of Buyers or any "interested person" (as such term is defined in the Investment Company Act) of Buyers has imposed and Buyers and their "interested persons" do not intend to, directly or indirectly, impose, an unfair burden on any of the Funds as a result of any such transactions, or as a result of any express or implied terms, conditions, or understandings applicable to any such transactions within the meaning of Section 15(f) of the Investment Company Act.

2.8.      Financial Ability; Regulatory Matters.   The Buyers have, or FBR will
          -------------------------------------
cause the Buyers to timely have, sufficient cash to fund the Initial Payment and the Minority Stock Purchase Price in immediately available funds at the Closing. As of the date hereof, none of Buyers or FBR is aware of any reason that any approvals contemplated by Section 8.1(a) will not be received on a basis
                          --------------
consistent with transactions of a similar nature or will be received subject to the imposition of any non-standard condition or requirement of any non-standard commitment that is unduly burdensome or any event, circumstance or condition which would prevent or prohibit MMA Buyer through MMA or other appropriately registered entity from acting as an investment adviser to each Fund.

2.9.      No Other Representations or Warranties.
          --------------------------------------

          None of Buyers or FBR makes any representations or warranties to MMA and Sellers other than as set forth above in this Article II.
                                                  ----------

                                  ARTICLE III

       REPRESENTATIONS AND WARRANTIES OF MMA, RTS AND PRINCIPAL SELLERS

          MMA, RTS and Principal Sellers, jointly and severally, represent and warrant to Buyers and FBR as follows:

3.1.      Organization and Authority.
          --------------------------

          MMA is duly organized as a limited partnership and in good standing under the laws of the District of Columbia, is duly registered as a savings and loan holding company of RTS and is in compliance in all material respects with all applicable rules and regulations of the OTS. RTS is duly organized as a federal stock savings bank and is in existence under the laws of the United States of America. RTS is a member in good standing at the Federal Home Loan Bank of Atlanta, a qualified thrift lender in accordance with Section 10(m) of the Home Owners' Loan Act, an insured depository institution under the Federal Deposit Insurance Act and has received OTS approval under Section 5(q) of the Home Owners' Loan Act to engage in each fiduciary activity in which it currently engages. Each of the Subsidiaries is duly organized as a corporation and in good standing under the laws of the jurisdiction of its incorporation and such jurisdictions are listed on Schedule 3.1. Each of MMA and RTS has (i) all
                            ------------
necessary power, right and authority to enter into and carry out its obligations under this Agreement, to own or lease its properties and assets and to conduct its business, and (ii) all necessary governmental authorizations to own or lease its properties and assets and to conduct its business as currently conducted. Each of the Subsidiaries has all necessary power, right and authority, and all necessary governmental authorizations, to own or lease its properties and assets and to conduct its business as currently conducted except where the failure to have any governmental authorizations would not have an MMA Material Adverse Effect. None of MMA, RTS or the Subsidiaries is required to qualify to do business in any state or foreign jurisdiction where not already so qualified and such jurisdictions are listed on Schedule 3.1 except where the failure to be so
                                 ------------
qualified would not have an MMA Material Adverse Effect.

3.2.      Authorization.
          -------------

          (a) This Agreement and each document, agreement and instrument to be executed by MMA or RTS (as the case may be) pursuant to or as contemplated by this Agreement, has been duly authorized by MMA or RTS (as the case may be) and no further proceedings on the part of MMA or RTS (as the case may be) are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement and each document, agreement and instrument to be executed by MMA or RTS (as the case may be) pursuant to or as contemplated by this Agreement, when so executed and delivered, shall constitute the legal, valid and binding obligation of MMA or RTS (as the case may be), enforceable against it in accordance with its terms.

          (b) Neither the execution, delivery and performance of this Agreement and each document, agreement and instrument to be executed by MMA pursuant to or as contemplated by this Agreement nor the consummation by MMA of the transactions contemplated hereby, will (i) violate, conflict with, or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or the creation of any Lien upon any of the properties or assets of MMA, RTS, any Subsidiary or the Funds under any of the terms, conditions or provisions of (x) the organizational documents of MMA, RTS, any Subsidiary or any Fund, or (y) except as set forth in
Schedule 3.2(b), the Mutual Fund Agreements or agreements terminable by it with
---------------
out premium or penalty upon thirty days' or less written notice or that impose an obligation for monetary expense in an amount equal to or less than $12,000 per year, any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which MMA, RTS, any Subsidiary or any Fund is a party or by any of them may be bound, or to which MMA, RTS, any Subsidiary or any Fund, or the properties or assets of MMA, RTS, any Subsidiary or any Fund, may be subject, or (ii) violate any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to MMA, RTS or any Fund or to any of the properties or assets of MMA, RTS, any Subsidiary or any Fund.

          (c)  Except as contemplated by Schedule 3.7(c), Article VI or to,
                                         ---------------  ----------
with or of the OTS or other banking or regulatory authority, no notice to, filing with, authorization of, exemption by, or consent or approval of, any regulatory authority or other person is necessary for the consummation by MMA, RTS, any Subsidiary or any Fund of the transactions contemplated by this Agreement.

          (d)  Except as contemplated by Article VI, no action of the
                                         ----------
shareholders of anyFund is required in connection with the transactions contemplated by this Agreement.

3.3.      Capitalization of MMA; Beneficial Ownership.
          -------------------------------------------

          (a) Each Seller owns beneficially and of record the Interests set forth opposite such Seller's name on Schedule 1.1. Each Seller is the only
                                     ------------
beneficial and record holder of the Interests set forth opposite such Seller's name on Schedule 1.1. Any and all transfers of Limited Partnership Interests to
        ------------
the Limited Partners were made with the consent of the General Partner to the extent required by MMA's partnership agreement (the "Partnership Agreement"). Except as set forth in Schedule 3.3, there are no outstanding options, warrants,
                       ------------
rights, commitments, preemptive rights or agreements of any kind for the issuance or sale of, or outstanding securities convertible into, any Interests. None of the Interests has been issued in violation of any applicable federal and state securities or "blue-sky" laws and regulations.

          (b) Schedule 3.3 sets forth the authorized capital stock of RTS and
              ------------
the Subsidiaries including the number of shares of common stock, par value per share, and the number of shares which are presently issued and outstanding or held in its treasury. All of such outstanding shares have been duly authorized, validly issued and are fully paid and nonassessable, were not issued in violation of the terms of any agreement or other understanding binding upon RTS and the Subsidiaries, and, to the knowledge of MMA and Sellers, were issued in compliance with all applicable federal and state securities or "blue-sky" laws and regulations. Except as set forth in Schedule 3.3, there are no outstanding
                                        ------------
options, warrants, rights, commitments, preemptive rights or agreements of any kind for the issuance or sale of, or outstanding securities convertible into, any Stock or Subsidiary Stock.

          (c) Each of MMA and the General Partner owns beneficially and of record the Stock set forth opposite its or his name on Schedule 1.1 To the
                                                       ------------
knowledge of MMA and Sellers, the Additional Stockholders own beneficially and of record all of the Minority Stock that is not owned by the General Partner and the number of shares of such Minority Stock owned by the Additional Stockholders does not exceed 170 shares. The Stockholders are the only beneficial and record holders of the Stock. MMA owns beneficially and of record all of the Subsidiary Stock.

3.4.      Accuracy of Representations and Documents.
          -----------------------------------------

          No representation, warranty or certification made by or on behalf of MMA, RTS or the Principal Sellers in this Agreement, the Schedules hereto, or any certificate provided for under this Agreement is false or misleading in any material respect or contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

3.5.      Certain Information Provided by MMA, RTS, each Subsidiary and each
          ------------------------------------------------------------------
          Fund.
          ----

          (a) The information supplied by MMA, RIB, RTS and each Fund (as the case may be) that is included in (i) the proxy solicitation materials to be distributed to the shareholders of each Fund in connection with the approvals described in Article VI, and (ii) Forms ADV, ADV-Y2K, BD, BD-Y2K, TA-1 and TA-
             ----------
Y2K of MMA or RIB (as the case may be), and concerning MMA and its representatives and beneficial owners, satisfy in all material respects the requirements of Section 14 of the Exchange Act and the regulations thereunder, Sections 15 and 20 of the Investment Company Act and the regulations thereunder, and such Forms ADV, ADV-Y2K, BD, BD-Y2K, TA-1 and TA-Y2K and such materials and information are and will be complete in all material respects and do not contain (at the time distributed or filed, as the case may be) any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, and will not omit to state any material fact necessary in order to make the statements therein not false or misleading or (with respect to information supplied by MMA, RTS, the Subsidiaries and each

Fund and included in proxy statements) necessary to correct any statement or any earlier communication with respect to the solicitation of a proxy for the same meeting or subject matter which has become false or misleading.

          (b) The information supplied by MMA and RTS that is included in any application or notice to or filing with the OTS or other banking authority satisfies the requirements of Sections 5(q) and 10 of the Home Owners' Loan Act and such materials and information are complete in all material respects and do not contain (at the time distributed or filed, as the case may be) any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, and will not omit to state any material fact necessary in order to make the statements therein not false or misleading.

3.6.      Brokers and Finders.
          -------------------

          None of MMA, RTS, the Subsidiaries or the Sellers has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder's fees, and no broker or finder has acted, directly or indirectly, for MMA, RTS, any Subsidiary (or any of their representatives or employees) or Sellers in connection with this Agreement or the transactions contemplated hereby.

3.7.      Contracts.
          ---------

          (a) Other than the Mutual Fund Agreements (including the Management Contracts), the Partnership Agreement, the real estate leases for office space in the property located at 4916, 4918, 4920 and 4922 Fairmont Avenue, Bethesda, MD, the deposit accounts and Federal Home Loan Bank advances of RTS, and the other agreements described on Schedule 3.7 (with copies of such other agreements
                              ------------
attached thereto), none of MMA, RTS or any of the Subsidiaries is a party to any material agreement that is not terminable by it without penalty or premium upon thirty days' or less written notice (other than the payment of severance, accrued vacation and accrued sick pay upon termination of an employee's service consistent with past practices). For purposes hereof, a "material agreement" means any agreement, contract, arrangement, commitment or understanding that (i) imposes an obligation on MMA, RTS or any Subsidiary for a monetary expense in excess of $12,000 per year, (ii) imposes an obligation on MMA, RTS or any Subsidiary to supply goods, services, surety or warranty, (iii) limits the freedom of MMA, RTS or any Subsidiary to compete either in any line of business or with any person or entity, (iv) was not entered into in the ordinary course of business consistent with past practice or (v) is a "material contract" within the meaning of Item 601(b)(10) of Regulation S-K of the Securities and Exchange Commission ("SEC").

          (b) Except as set forth on Schedule 3.7, RTS is not a party to, bound
                                     ------------
by or subject to any agreement, contract, arrangement, commitment or understanding that (i) limits the freedom of RTS to engage or compete either in any line of business permitted by a federal savings bank or with any person or entity, or (ii) provides any employee or consultant with the right to continue his or her services or to the payment of severance upon termination of employment (other than severance generally available consistent with historical practices of RTS applied on a uniform basis or as set forth in RTS' current employee handbook or manual).

          (c) Other than the Mutual Fund Agreements (including the Management Contracts) and agreements terminable by it without premium or penalty upon thirty days' or less written notice or that impose an obligation for monetary expense in an amount equal to or less than $12,000 per year, any contract, agreement, lease, arrangement or understanding which requires the consent of a party in the event of an assignment is listed on Schedule 3.7(c).
                                                 ---------------

3.8.      No Defaults under Contracts or Agreements.
          -----------------------------------------

          None of MMA, RTS, the Subsidiaries or the Funds is in default in any material respect under any lease, contract, mortgage, promissory note, deed of trust, loan, guaranty or other commitment or arrangement to which such person is a party or by which it is bound, and to the knowledge of MMA and Sellers, no other party to any of the foregoing is in default in any material respect thereunder and, except as set forth on Schedule 3.2(b), no event has occurred or
                                       ---------------
condition exists that with notice or the passage of time would constitute such a default.

3.9.      Real Estate and Assets.
          ----------------------

          (a)    (i)  Schedule 3.9(a) sets forth a list of all of the real
                      ---------------
estate owned by MMA, RTS or any Subsidiary (such real estate, together with all appurtenant easements and other appurtenances thereto and with all buildings, structures and other improvements thereon and all fixtures attached thereto or forming a part thereof, is collectively referred to herein as the "Owned Real Estate"). Except as set forth on Schedule 3.9(a), MMA, RTS and each Subsidiary
                                 ---------------
has good, valid, marketable and indefeasible fee simple title to the Owned Real Estate owned by it, free and clear of all Liens, encroachments (by or onto the Owned Real Estate), covenants, easements, mortgages, deeds of trust, rights of first refusal, options, leases and subleases, licenses and title defects of any nature (collectively, "Real Estate Encumbrances"), except for the following (collectively, "Permitted Exceptions"): (x) the Real Estate Encumbrances, listed on Schedule B-II to Commitment for Title Insurance number 8163-11 issued by
   -------------
Fidelity National Title Insurance Company of New York dated August 31, 1999, a copy of which attached to and hereby made a part of Schedule 3.9(a), none of
                                                    ---------------
which materially interferes with the use of the affected property or the conduct of the business therein as currently conducted, (y) the leases (the "Lessor Leases") listed on Schedule 3.9(a), and (z) liens for ad valorem real property
                   ---------------
taxes and assessments not yet due and payable. The water, gas, electricity and other utilities serving the Owned Real Estate have been and are currently adequate to service the normal operations conducted thereon consistent with past practice. The Sellers have made available to MMA Buyer true, correct and complete copies of all (i) title reports, title insurance policies and commitments therefore, (ii) surveys, and (iii) licenses, certificates of occupancy, plans, specifications and permits, pertaining to the Owned Real Estate that are in the possession or control of any of MMA, RTS or any Subsidiary.

                 (ii) MMA, RTS or a Subsidiary is in actual, exclusive possession of the Owned Real Estate subject only to the rights of the tenants under the Lessor Leases. True, complete and accurate copies of all of the Lessor Leases have been made available to MMA Buyer, each of the Lessor Leases is in full force and effect and none of the Lessor Leases has been amended or otherwise modified except as set forth in Schedule 3.9(a). No tenant or other person has any right other than
             ---------------
as set forth in the Lessor Leases and the other Permitted Exceptions. All tenant improvement and similar work to be performed under any of the Lessor Leases by MMA, RTS or any Subsidiary or to be performed by any other person but paid for by any of them, has been fully performed and paid for. None of MMA, RTS or any Subsidiary is, and to knowledge of MMA and Sellers, no other party to any Lessor Lease is, in default under any Lessor Lease and no event has occurred which, with the giving of notice, the passage of time or both would constitute such a default. All security deposits required under the Lessor Leases have been posted and are held by RTS in accordance with the Lessor Leases and are properly reflected on the financial books and records of RTS.

                 (iii) All of the real estate leased by MMA, RTS and any Subsidiary is identified in Schedule 3.9(a) (the "Leased Real Estate"). All
                            ---------------
leases of the Leased Real Estate (collectively, the "Real Estate Leases") are identified in Schedule 3.9(a), and true and complete copies thereof have been
              ---------------
made available to MMA Buyer. Each of the Real Estate Leases has been duly executed by the parties thereto and is in full force and effect. None of MMA, RTS or the Subsidiaries is in default in any material respect under any of the Real Estate Leases, nor, except as set forth in Schedule 3.2(b), has any event
                                                ---------------
occurred which, with the giving of notice or the passage of time, or both, would give rise to such a default. To the knowledge of MMA, RTS and Sellers, the other party to each of the Real Estate Leases is not in default in any material respect thereunder and there is no event which, with the giving of notice or the passage of time, or both, would give rise to such a default.

                 (iv) Except as set forth in Schedule 3.9(a), MMA, RTS or a
                                             ---------------
Subsidiary is in actual, exclusive possession of the Leased Real Estate and has good and valid leasehold title thereto, free and clear of all Real Estate Encumbrances, except Permitted Exceptions and Real Estate Encumbrances upon landlord's fee estate.

                 (v) Except as set forth on Schedule 3.9(a), during the past
                                            ---------------
seven years, none of MMA, RTS or any Subsidiary has received any written or, to the knowledge of MMA and Sellers, oral notice or order from any Governmental Authority, insurance company which has issued a policy with respect to any of the Owned or Leased Real Estate or any board of fire underwriters or other body performing similar functions or any other person which (a) relates to or alleges a violation of or nonconformity with any zoning, building, safety, subdivision, wetlands or other similar law, code, rule, regulation, ordinance, permit, license, certificate, covenant, restriction or condition with respect to any of the Owned or Leased Real Estate, or (b) requests the performance of any material repairs, alterations or other work that have not yet been cured or performed, as applicable. During the past seven years, none of MMA, RTS or any Subsidiary has received any written notice from any Governmental Authority or other person of any condemnation action, eminent domain proceeding or other similar proceeding concerning any of the Owned or Leased Real Estate. To the knowledge of MMA, RTS and the Sellers, there is no pending condemnation, expropriation, eminent domain, or similar proceeding affecting any of the Owned or Leased Real Estate and, to the knowledge of MMA, RTS and Sellers, no such action, proceeding or litigation is threatened. All of the buildings and improvements situated upon the Owned or Leased Real Estate are operable and in good condition and repair, subject to ordinary wear and tear and to the items set forth on Schedule 3.9(a).
                          ---------------

                 (vi) The Owned and Leased Real Estate include all of the real estate used in, and is the only real estate necessary for, the conduct of the business of MMA, RTS and the Subsidiaries as currently conducted.

          (b) Except as set forth in Schedule 3.9(b), as of the date hereof,
                                     ---------------
each of MMA, RTS and each Subsidiary owns all of its material fixed assets, free and clear of any Liens and such fixed assets include all of the fixed assets used in, and are all of the fixed assets necessary for, the conduct of the respective businesses of MMA, RTS and the Subsidiaries as currently conducted.

          (c) Except as set forth in Schedule 3.9(c), there are no legal,
                                     ---------------
administrative, arbitral or other proceedings, claims, actions, causes of action, private or governmental investigations or remediation activities of any nature seeking to impose, or that reasonably could be expected to result in the imposition, on MMA, RTS or any Subsidiary of any liability or obligation arising under common law or statutory standards or requirements relating to environmental protection, human health or safety or under any local, state or federal environmental statute, regulation or ordinance, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (collectively, the "Environmental Laws"), pending or, to the knowledge of MMA and Sellers, threatened, against MMA, RTS or any Subsidiary, which liability or obligation would have or would reasonably be expected to have an MMA Material Adverse Effect (as hereinafter defined). To the knowledge of MMA and Sellers, there is no reasonable basis for any such proceeding, claim, action or governmental investigation that would impose any liability or obligation that would have or would reasonably be expected to have an MMA Material Adverse Effect. To the knowledge of MMA and Sellers, during or prior to the period of (i) ownership or operation of any of current or former properties by MMA, RTS or any Subsidiary, (ii) participation in the management of any property by MMA, RTS or any Subsidiary, or (iii) holding of a security interest or other interest in any property by MMA, RTS or any Subsidiary, there were no releases or threatened releases of hazardous, toxic, radioactive or dangerous materials or other materials regulated under Environmental Laws, in, on, under, from or affecting any such property which would reasonably be expected to have an MMA Material Adverse Effect. Neither MMA, RTS nor any Subsidiary is subject to any agreement, order, judgment, decree, letter or memorandum by or with any court, Governmental Authority, arbitrator or third party imposing any material liability or obligation pursuant to or under any Environmental Law that would have or would reasonably be expected to have an MMA Material Adverse Effect.

3.10.     Assets Under Management.
          -----------------------

          The aggregate net assets under management by MMA ("Aggregate Net Assets") and the aggregate management fees net of discounts, rebates, fee reimbursements and waivers collected by MMA ("Net Management Fees") for the periods ended December 31, 1998 and June 30, 1999, are accurately set forth in Schedule 3.10. Set forth in
                                               -------------
Schedule 3.10 is a list as of December 31, 1998, June 30, 1999 and September 30,
-------------
1999, of all investment advisory agreements, administrative services agreements and other service agreements, if any, to which MMA, RTS or a Subsidiary was a party as of those dates (collectively, "Mutual Fund Agreements") setting forth the name of the client under each such contract, the aggregate net assets subject to each such contract, the fee schedule in effect with respect to each such contract (and with respect to the list as of September 30, 1999, any material adjustments to the effective fees made since June 30, 1999 (it being understood and agreed that adjustments in excess of the lesser of 10% of the effective fees or $100,000 are material)), the consent required for the assignment by MMA, RTS or a Subsidiary of each such contract other than those that by their express terms terminate upon assignment (which are so identified). Except as set forth in Schedule 3.10 and expressly described thereon, there are
                       -------------
no contracts, arrangements or understandings pursuant to which MMA, RTS or a Subsidiary has undertaken or agreed to limit, waive or reimburse any or all fees or charges payable by any of the clients set forth in Schedule 3.10 or pursuant
                                                      -------------
to any of the contracts set forth in Schedule 3.10. Except as is set forth in
                                     -------------
Schedule 3.10, as of the date hereof, no client of MMA, RTS or a Subsidiary has provided any written notice to terminate or reduce its relationship with MMA, RTS or a Subsidiary or adjust the fee schedule with respect to any contract in a manner which would reduce the fee to MMA, RTS or a Subsidiary.

3.11.     Financial Statements.
          --------------------

          (a) MMA has delivered to MMA Buyer the audited balance sheets of RTS at December 31, 1997 and December 31, 1998, and audited statements of its operations and cash flows for each of the two (2) years then ended, copies of which are attached to Schedule 3.11 (the "1997 and 1998 RTS Financial
                      -------------
Statements"). The 1997 and 1998 RTS Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP"), applied consistently during the periods covered thereby, present fairly, in all material respects, the financial position of RTS at the dates of said statements and the results of its operations for the periods covered thereby.

          (b) Except for liabilities and obligations set forth in the balance sheet to the 1998 RTS Financial Statements or the footnotes thereto and liabilities and obligations incurred by RTS in the ordinary course of business since December 31, 1998, as of the date hereof, RTS does not have any liabilities of any nature, whether accrued, absolute, contingent or otherwise, asserted or unasserted, known or unknown (including, without limitation, liabilities as guarantor or otherwise with respect to obligations of others, or liabilities for taxes due or then accrued or to become due or contingent or potential liabilities) that are required to be reflected in an audited balance sheet or notes thereto in accordance with GAAP.

          (c) As of the close of business on the day preceding the Closing Date, neither MMA nor any of the Subsidiaries will have any liabilities or obligations, absolute, contingent or otherwise, except for prospective obligations and duties under the Real Estate Leases, the Mutual

Fund Agreements (including the Management Contracts), employment and consulting arrangements entered into in connection with this Agreement, the payment of compensation and benefits to employees for services on or after the Closing Date, honoring accrued vacation and sick pay of the employees, severance to employees who are terminated after Closing consistent with past practices, accrued and/or unbilled MMA Transaction Expenses, prospective obligations to reimburse RTS for services and overhead provided by it or its employees to MMA or any Subsidiary consistent with current practice, and obligations under contracts that are terminable on thirty days' or less written notice without penalty or premium.

3.12.     Taxes.
          -----

          (a) MMA, RTS and each Subsidiary has paid or caused to be paid all federal, state, local, foreign, and other taxes, government fees or the like, including, without limitation, income taxes, estimated taxes, alternative minimum taxes, franchise taxes, capital stock taxes, unincorporated business taxes, sales taxes, use taxes, ad valorem or value added taxes, employment and payroll-related taxes, withholding taxes, property taxes and transfer taxes, whether or not measured in whole or in part by net income, and all deficiencies, or other additions to tax, interest, fines and penalties (including, without limitation, all penalties relating to information reporting) owed by it (collectively, "Taxes" and, each individually, a "Tax"), required to be paid by it through the date hereof, whether disputed or not. Unpaid Taxes of RTS are accrued quarterly on their respective financial books and records in accordance with GAAP and there are no unpaid Taxes of the Subsidiaries. All Taxes required to be withheld by MMA, RTS or any Subsidiary including, but not limited to, Taxes arising as a result of payments or allocations (including guaranteed payments) to foreign persons or to employees of MMA, RTS or any Subsidiary have been collected and withheld, and have either been paid to the respective governmental agencies, set aside in accounts for such purpose, or accrued, reserved against, and entered on the financial books and records of MMA, RTS or the Subsidiaries (as the case may be).

          (b) MMA, RTS and each Subsidiary has, in accordance with applicable law, filed all federal, state, local and foreign Tax returns (including all schedules thereto) required to be filed by it, and all such returns, to the knowledge of MMA and Sellers, correctly and accurately set forth the amount of any Taxes relating to the applicable period. No Seller has or will, on a Tax return of the Seller, treat a partnership Tax item of MMA in a manner inconsistent with the treatment of such item on a Tax return of MMA. A list of all federal, state, local and foreign income Tax returns filed with respect to MMA, RTS and each Subsidiary for taxable periods ended on or after December 31, 1995, is set forth in Schedule 3.12, and said Schedule indicates those returns
                      -------------
that have been audited or subject to administrative or judicial proceedings or currently are the subject of an audit or administrative or judicial proceeding. For each taxable period of MMA, RTS and each Subsidiary ended on or after December 31, 1995, MMA has delivered to MMA Buyer correct and complete copies of all federal, state, local and foreign income Tax returns, examination reports and statements of deficiencies assessed against or agreed to by MMA, RTS and each Subsidiary. Sellers will arrange for the preparation and timely filing of the final partnership Tax returns for the final taxable year of MMA ending on the

Closing Date (including any required Internal Revenue Service ("IRS") Form 8308) and supplying required tax information to MMA, any such filings shall be complete and correct, and Sellers shall arrange for the timely payment of any amounts shown or required to be shown as due thereon.

          (c) Neither the IRS nor any other Governmental Authority responsible for the imposition or collection of any Tax (a "Taxing Authority") is now asserting or, to the knowledge of MMA and Sellers, threatening to assert against MMA, RTS or any Subsidiary any deficiency or claim for additional Taxes or to initiate any examination or proceedings with respect to any partnership Tax items. No claim has ever been made by a Taxing Authority in a jurisdiction where MMA, RTS or any Subsidiary does not file reports and returns that any of them (or any of the Sellers, by reason of their investment in MMA) is or may be subject to taxation by that jurisdiction. There are no liens or security interests (unrecorded or recorded) on any of the assets of MMA, RTS or any Subsidiary that arose in connection with any failure (or alleged failure) by MMA, RTS, any Subsidiary or any of the Sellers to pay any Taxes. None of MMA, RTS or any Subsidiary has ever entered into a settlement or closing agreement with the IRS or any comparable agreement with any other Taxing Authority.

          (d) No extension of time with respect to any date on which a Tax return was or is to be filed by MMA, RTS or any Subsidiary is currently in effect, and no waiver or agreement by MMA, RTS or any Subsidiary is currently in effect for an extension of time for the assessment or payment of any Taxes or adjustment of any partnership Tax items.

          (e) MMA has never been (nor has it ever had any liability for unpaid Taxes because it once was) a member of an "affiliated group" (as defined in
Section 1504(a) of the Internal Revenue Code of 1986, as amended (the "Code")). None of RTS or the Subsidiaries has ever been (nor has RTS or the Subsidiaries ever had any liability for unpaid Taxes because it once was) a member of an "affiliated group" (as defined in Section 1504(a) of the Code. None of MMA, RTS or the Subsidiaries has ever filed, nor have they ever been required to file, a consolidated, combined or unitary tax return with any other entity, other than tax returns with each other. None of MMA, RTS or the Subsidiaries is a party to any tax sharing agreement.

3.13.     Loans; Accounts Receivable.
          --------------------------

          All of the loans extended by RTS are listed on Schedule 3.13 and are
                                                         -------------
valid and enforceable in accordance with their respective terms and subject to no setoff or counterclaim. None of MMA, RTS and each Subsidiary has any accounts receivable or loans receivable from any person, firm or corporation or other entity which is affiliated with MMA, RTS or any Subsidiary or from any director, officer or employee of MMA, RTS or any Subsidiary except as disclosed in Schedule 3.13. Nothing in this Section 3.13 is intended as a representation
   -------------                   ------------
or warranty as to the creditworthiness of any borrower or guarantor or the current value or collectibility of any loan.

3.14.     Absence of Certain Changes.
          --------------------------

          Except as disclosed in Schedule 3.14, since December 31, 1998 to the
                                 -------------
date hereof, there has not been:

          (a) with respect to MMA, RTS, any Subsidiary, any Fund or the Cappiello-Rushmore Trust, any event, circumstance or condition (A) that has caused or could reasonably be expected to cause a material adverse effect (whether taken individually or in the aggregate with all other such effects) on the financial condition or business or results of operations of MMA, RTS, any Subsidiary or any Fund, taken as a whole, or (B) affecting MMA, RTS, any Subsidiary or any Fund which would prevent the consummation of the transactions contemplated by this Agreement or have a material adverse effect on the assets of MMA, RTS, each Subsidiary or each Fund, taken as a whole, except for (i) conditions, events or circumstances generally affecting the economy as a whole or (ii) any decrease in Aggregate Net Assets from market fluctuations, redemptions or otherwise (an "MMA Material Adverse Effect");

          (b) any amendment or termination or, to the knowledge of MMA and Sellers, proposed or threatened amendment or termination, whether written or oral, of any Mutual Fund Agreement, Partnership Agreement, Real Estate Lease or any agreement listed in Schedule 3.7;
                        ------------

          (c) any material claim placed on any of the properties or assets of MMA, RTS or any Subsidiary;

          (d) any cancellation of any material debt or material claim owing to, or waiver of any material right of, MMA, RTS or any Subsidiary;

          (e) any purchase, sale or other disposition, or any agreement or other arrangement for the purchase, sale or other disposition, of any of the material properties or assets of MMA, RTS or any Subsidiary other than in the ordinary course of business consistent with past practices;

          (f) any material damage, destruction or loss, whether or not covered by insurance, to the assets of MMA, RTS or any Subsidiary;

          (g) any declaration, setting aside or payment of any dividend or distribution by RTS or the making of any other distribution in respect of Stock or any direct or indirect redemption, purchase or other acquisition of the Interests, Stock or Subsidiary Stock other than distributions and dividends made by RTS in the ordinary course and consistent with past practices;

          (h) any change in the compensation payable or to become payable by MMA, RTS or any Subsidiary to any of its representatives, employees, agents or independent contractors other than (x) normal increases in accordance with its usual practices or (y) any non-recurring bonus payment or arrangement made to or with any of such representatives, employees, agents or independent contractors;

          (i) any obligation or liability incurred by MMA, RTS or any Subsidiary to any of its representatives, employees, or any Seller or Stockholder or any loans or advances made by MMA, RTS or any Subsidiary to any of its representatives, employees, or any Seller or Stockholder except normal compensation and expense allowances payable to representatives or employees in the ordinary course of business consistent with past practices and MMA Transaction Expenses;

          (j) any payment or discharge of a material lien or liability of MMA, RTS or any Subsidiary other than in the ordinary course of business consistent with the past practices of MMA, RTS or any Subsidiary;

          (k) any change in accounting methods or practices (except as required by applicable law or GAAP), or billing or collection policies used by MMA, RTS or any Subsidiary; or

          (l) any capital expenditures incurred by RTS in excess of $25,000 in the aggregate, other than expenditures necessary to maintain existing assets in good repair.

          (m) any agreement or understanding, whether in writing or otherwise, for MMA, RTS or any Subsidiary to take any of the actions specified in paragraphs (a) through (l) above.

3.15.     Ordinary Course.
          ---------------

          Except as otherwise specifically contemplated by this Agreement, since December 31, 1998 to the date hereof, each of MMA, RTS and RSI has conducted its business only in the ordinary course and consistently with its prior practices and RIB has not engaged in active business.

3.16.     Banking Relations.
          -----------------

          All of the arrangements which MMA, RTS, each Subsidiary and each Fund has with any banking institution are, in all material respects, accurately described in Schedule 3.16, indicating with respect to each of such arrangements
             -------------
the type of arrangement maintained (such as checking account or borrowing arrangements) and the person or persons authorized in respect thereof.

3.17.     Intellectual Property.
          ---------------------

          (a) None of MMA, RTS or any Subsidiary has any patents, copyrights, trade secrets, trademarks, trade names, service marks, formulas, designs, inventions or other proprietary rights (collectively, "Intellectual Property") except for readily available Intellectual Property licensed from others, customer lists and related data and rights in and to the names in their areas of use of "Money Management Associates" and "Rushmore Trust and Savings," rights in and to the logo and the service marks, and such rights in and to the service marks are listed in Schedule 3.17. MMA owns the registration for each of the service marks
          -------------
"Rushmore," "The Rushmore Fund, Inc." and "Rushmore Investment Brokers, Inc." filed with the United States Patent and Trademark Office. Neither MMA nor Sellers have knowledge of any infringement by others of any Intellectual Property rights of MMA, RTS or any Subsidiary.

          (b) The business of MMA, RTS or any Subsidiary does not, to the knowledge of MMA and Sellers, infringe any rights of any other person in Intellectual Property. No proceeding charging MMA, RTS or the Subsidiaries with infringement of any Intellectual Property of any other person has been filed or, to the knowledge of MMA and Sellers, is threatened to be filed. None of MMA, RTS or the Subsidiaries or, to the knowledge of MMA and Sellers, any of their respective employees have any agreements or arrangements with any person related to confidential information or trade secrets of such persons or restricting any such employee's ability to engage in business activities of any nature. The activities of the employees on behalf of MMA, RTS or any Subsidiary do not violate any such agreements or arrangements known to MMA or Sellers.

3.18.     Litigation.
          ----------

          Except as set forth on Schedule 3.18, there is no litigation, action,
                                 -------------
suit or proceeding pending or, to the knowledge of MMA and Sellers, threatened against MMA, RTS or any Subsidiary or any of their assets at law or in equity, or before any Governmental Authority (including, without limitation, any voluntary or involuntary proceedings under the Bankruptcy Code or any action, suit, proceeding or investigation under any federal or state securities law, rule or regulation), in which MMA, RTS or any Subsidiary is a party, or to the knowledge of MMA and Sellers, with which any of them is threatened. There are no proceedings pending or, to the knowledge of MMA and Sellers, threatened, relating to the termination of, or limitation of, the rights of MMA under its registration under the Advisers Act as an investment adviser or under the Exchange Act as a transfer agent, the rights of RIB under its registration under the Exchange Act as a broker-dealer, the rights of RTS as a federal savings bank under the Home Owners' Loan Act, as a transfer agent under the Exchange Agent or as an FDIC insured institution under the Federal Deposit Insurance Act or any similar or related rights under any registrations or qualifications with various states or other jurisdictions, or under any other investment and banking laws and regulations. There are no judgments, injunctions, orders or other judicial or administrative mandates outstanding against or affecting MMA, RTS, any Subsidiary or the Principal Sellers or, to the knowledge of MMA, RTS and Sellers, any representative thereof or any Seller other than the Principal Sellers relating to the activities of or affecting MMA, RTS or any Subsidiary.

3.19.     Business: Registrations and Compliance with Laws.
          ------------------------------------------------
          (a) MMA is duly registered as an investment adviser under the Advisers Act and a transfer agent under the Exchange Act. RIB is duly registered as a broker-dealer under the Exchange Act and is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD"). MMA is duly registered, licensed and qualified as an investment adviser, RIB is duly registered, licensed and qualified as a broker-dealer, and MMA and RTS are each duly registered, licensed and qualified as a transfer agent in all jurisdictions where such registration, licensing or qualification is required in order to conduct its business, except where the failure to be so registered, licensed or qualified would not have an MMA Material Adverse Effect. MMA, RTS and each Subsidiary is, and, since its inception, has been, and all of their real properties and other assets are currently, except for any material non-compliance prior to the date hereof which has been cured, in compliance in all material respects with all applicable federal, state and local laws, rules, regulations, codes, ordinances and orders. MMA has delivered to MMA Buyer true and complete copies of its most recent Form ADV and Form TA-1, the Form BD of RIB and the Form TA-1 of RTS, each as amended to date, and has made available copies of all foreign and state registration forms, likewise as amended to date. The information contained in such forms was true and complete at the time of filing and MMA, RIB and/or RTS (as the case may be) has made all amendments to such forms as it is required to make under any applicable laws. None of MMA, RIB, RTS or, to the knowledge of MMA and Sellers, a "person associated with" (as defined under Section 202(a)(17) of the Advisers Act and Sections 3(a)(18) and 3(a)(49) of the Exchange Act) MMA, RIB or RTS, has been convicted of any crime or is or has engaged in any conduct that would be a basis for denial, suspension or revocation of the registration of MMA as an investment adviser, RIB as a broker-dealer or MMA or RTS as a transfer agent (as the case may be), and to the knowledge of MMA and Sellers, there is no proceeding or investigation that is reasonably likely to become the basis for any such disqualification, denial, suspension or revocation. MMA (as investment advisor) and each "person associated with" MMA (as defined in Section 202(a)(17) of the Advisers Act), including any investment adviser representatives (as such term is defined in Rule 203A-3(a) under the Advisers Act), MMA (as transfer agent), RIB, RTS and each "person associated with" MMA, RIB or RTS (as defined under Sections 3(a)(18) and 3(a)(19) of the Exchange Act) and each Subsidiary has, and after giving effect to the Closing will have, all permits, registrations, licenses, franchises, certifications and other approvals (collectively, the "Licenses") required from, and has filed all reports required by, Governmental Authorities in order for it to conduct the businesses presently conducted by MMA (as investment adviser and transfer agent), RTS or any Subsidiary (as the case may
be) in the manner presently conducted by them and to own, use and operate its properties in the manner currently owned, used and operated, except for any such Licenses which are required solely by reason of Buyers' participation in the transactions contemplated hereby. None of MMA, RTS or the Subsidiaries is subject to any limitation imposed in connection with one or more of the Licenses which would have an MMA Material Adverse Effect.

          (b) Except as set forth in Schedule 3.19, neither MMA, RTS nor any of
                                     -------------
its Subsidiaries is subject to any cease-and-desist or other order issued by, or is a party to any written agreement, consent agreement, supervisory agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or has adopted by board resolutions at the request of (each, whether or not set forth in Schedule 3.19, a "Regulatory Agreement"), any Governmental Authority that
   -------------
restricts the conduct of its business or that in any manner relates to its capital adequacy, its credit policies, its management or its business, nor has MMA, RTS or any of its Subsidiaries been advised by any Governmental Authority that it is considering issuing or requesting any Regulatory Agreement.

3.20.     Insurance.
          ---------

          RTS has in full force and effect such insurance as is customarily maintained by companies of similar size in the same or a similar business with respect to its business, properties and assets and each of MMA, RTS and the Subsidiaries has in full force and effect such insurance and bonds as are required by any contract to which it is a party or applicable law, all as listed in Schedule 3.20. None of MMA, RTS or the Subsidiaries is in material default
   -------------
under any such insurance policy.

3.21.     Copies of Documents.
          -------------------

          Except as otherwise provided herein, to the knowledge of MMA and Sellers, MMA has or has caused to be made available for inspection and copying by MMA Buyer and its counsel and advisors true and correct copies of all documents referred to in this Agreement or in the Schedules delivered to MMA Buyer in connection herewith.

3.22.     Transactions with Interested Persons.
          ------------------------------------

          Except as set forth in Schedule 3.22, none of MMA, RTS, the
                                 -------------
Subsidiaries, any employee of any of them (as the case may be), any Seller or Stockholder, or, to the knowledge of MMA and Sellers, any of their respective spouses or family members, is a party to any material transaction or material contract or arrangement with MMA, RTS or any Subsidiary or owns directly or indirectly on an individual or joint basis any interest (excluding passive investments in the shares of any enterprise which are publicly traded provided his or her holdings therein, together with any holdings of his or her Affiliates and family members, do not exceed five percent (5%) of the outstanding shares or comparable interest in such entity) in, or serves as an officer or director or in another similar capacity of, any competitor or client of MMA, RTS or any Subsidiary or any organization which has a material contract or arrangement with MMA, RTS or any Subsidiary.

3.23.     Employee Benefit Programs.
          -------------------------

          (a) Schedule 3.23 lists every Employee Program (as defined below) that
              -------------
has been maintained (as defined below) by MMA, RTS or any Subsidiary at any time during the three-year period ending on the date of the Closing.

          (b) Each Employee Program which has been maintained by MMA, RTS or any Subsidiary during the past seven years and which has at any time been intended to qualify under Section 401(a) or 501(c)(9) of the Code has received a favorable determination or approval letter from the IRS regarding its qualification under such section and no such determination or approval letter has been revoked nor, to the knowledge of MMA and Sellers, is there any reason for such revocation from the effective date of such Employee Program through and including the

Closing (or, if earlier, the date that all of such Employee Program's assets were distributed). No event or omission has occurred which would cause any such Employee Program to lose its qualification under the applicable Code section.

          (c) Neither MMA nor Sellers knows or has reason to know of any failure of any party to comply in any material respect with any laws applicable to the Employee Programs that have been maintained by MMA, RTS or any Subsidiary. To the knowledge of MMA and Sellers, each Employee Program that has been maintained by MMA, RTS or any Subsidiary has been maintained, operated and administered in compliance in all material respects with its terms and with any related documents or agreements. With respect to any Employee Program ever maintained by MMA, RTS or any Subsidiary, there has occurred no "prohibited transaction," as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Code, or breach of any duty under ERISA or other applicable law (including, without limitation, any health care continuation requirements or any other tax law requirements, or conditions to favorable tax treatment, applicable to such plan), which could result, directly or indirectly, in any material taxes, penalties or other liability to Buyers, MMA, RTS or any Subsidiary. No litigation, arbitration, or governmental administrative proceeding (or investigation) or other proceeding (other than those relating to routine claims for benefits) is pending or threatened with respect to any such Employee Program.

          (d) All contributions to, and payments from, any Employee Program maintained by MMA, RTS or any Subsidiary that may have been required in accordance with the terms of such Employee Program have been timely made or are properly accrued, to the extent required. Any insurance premium under any insurance policy related to an Employee Program for any period up to and including the Closing Date shall have been paid before the Closing Date.

          (e) None of MMA, RTS, any Subsidiary or any ERISA Affiliate (as defined below) while an ERISA Affiliate (i) has, at any time after January 1, 1992, maintained any Employee Program which has been subject to Title IV of ERISA (including, but not limited to, any Multiemployer Plan (as defined below)) or (ii) has ever provided health care or any other non-pension benefits to any employees after their employment is terminated (other than as required by part 6 of subtitle B of title I of ERISA) or has ever promised to provide such post-termination benefits that could impose a monetary obligation or material non-monetary obligation after Closing upon Buyers, MMA, RTS or any Subsidiary.

          (f) With respect to each Employee Program maintained by MMA, RTS or any Subsidiary within the three (3) years preceding the Closing, complete and correct copies of the following documents (if applicable to such Employee Program) have previously been delivered to MMA Buyer: (i) all documents embodying or governing such Employee Program, and any funding medium for the Employee Program (including, without limitation, trust agreements) as they may have been amended; (ii) the most recent IRS determination or approval letter with respect to such Employee Program under Code Sections 401 or 501(c)(9), and any applications for determination or approval subsequently filed with the IRS;
(iii) the three (3) most recently
filed IRS Forms 5500, with all applicable schedules and accountants' opinions attached thereto; (iv) the summary plan description for such Employee Program (or other descriptions of such Employee Program provided to employees) and all modifications thereto; (v) any insurance policy (including any fiduciary liability insurance policy) related to such Employee Program; (vi) any documents evidencing any loan to an Employee Program that is a leveraged employee stock ownership plan; and (vii) all other materials reasonably necessary for MMA Buyer to perform any of its responsibilities with respect to any Employee Program subsequent to the Closing (including, without limitation, health care continuation requirements).

          (g) Each Employee Program listed on Schedule 3.23 may be amended,
                                              -------------
terminated, modified or otherwise revised by MMA, RTS or any Subsidiary (as the case may be) subject to compliance with applicable law.

          (h) For purposes of this section:

                 (i) "Employee Program" means (A) all employee benefit plans within the meaning of ERISA Section 3(3), including, but not limited to, multiple employer welfare arrangements (within the meaning of ERISA Section 3(4)), plans to which more than one unaffiliated employer contributes and employee benefit plans (such as foreign or excess benefit plans) which are not subject to ERISA; and (B) all stock option plans, bonus or incentive award plans, severance pay policies or agreements, deferred compensation agreements, supplemental income arrangements, vacation plans, and all other employee benefit plans, agreements, and arrangements not described in (A) above. In the case of an Employee Program funded through an organization described in Code Section 501(c)(9), each reference to such Employee Program shall include a reference to such organization.

                 (ii) An entity "maintains" an Employee Program if such entity sponsors, contributes to, or provides (or has promised to provide) benefits under such Employee Program, or has any obligation (by agreement or under applicable law) to contribute to or provide benefits under such Employee Program, or if such Employee Program provides benefits to or otherwise covers employees of such entity, or their spouses, dependents, or beneficiaries.

                 (iii) An entity is an "ERISA Affiliate" of MMA, RTS or any Subsidiary during any period in which it is, or was, considered a single employer with MMA, RTS or any Subsidiary under ERISA Section 4001(b) or part of the same "controlled group" as MMA, RTS or any Subsidiary for purposes of Code
Section 414 or ERISA Section 302(d)(8)(C).

                 (iv) "Multiemployer Plan" shall have the meaning set forth in ERISA Section 3(37).

3.24.     Officers and Employees.
          ----------------------

          (a)  Schedule 3.24(a) contains a true and complete list of all current
               ----------------
officers and employees of MMA, RTS or the Subsidiaries. In each case, such
Schedule includes the current job title and annual salary of each such individual.

          (b) Except as set forth in Schedule 3.23 or Schedule 3.24(b), none of
                                     -------------    ----------------
MMA, RTS or the Subsidiaries has any obligation, contingent or otherwise, under
(a) any collective bargaining or other similar labor agreement, (b) any written agreement containing severance or termination pay arrangements, (c) any deferred compensation agreement, retainer or consulting arrangements, (d) any pension or retirement plan, any bonus or profit-sharing plan, any stock option or stock purchase plan, or (e) any other written non-terminable (whether with or without penalty) employment arrangement (each an "Employment Arrangement"). None of MMA, RTS or the Subsidiaries is in default with respect to any material term or condition of any Employment Arrangement, nor will the Closing (or the transactions contemplated hereby or thereby) result in any such default, including, without limitation, after the giving of notice, lapse of time or both. None of MMA, RTS or the Subsidiaries is delinquent in payments to any of its employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed for it to the date hereof or amounts required to be reimbursed to such employees. Except as set forth in Schedule
                                                                    --------
3.24(b), upon termination of the employment of any of said employees, none of
-------
MMA, RTS or the Subsidiaries could, by reason of the transactions contemplated by this Agreement or any act or omission occurring prior to the Closing, be liable to any of said employees for so-called "severance pay" or any other payments. None of MMA, RTS or the Subsidiaries is obligated to make any payments, nor is it a party to any agreement that could obligate MMA, RTS or any Subsidiary to make any payments, that will not be deductible under Section 280G of the Code. Except as set forth in Schedule 3.24(b), none of MMA, RTS or the
                                    ----------------
Subsidiaries has any written policy, plan or program of paying severance pay or any form of severance compensation in connection with the termination of employment. MMA, RTS and each Subsidiary is in compliance in all material respects with all applicable laws and regulations respecting labor, employment, fair employment practices, work place safety and health, terms and conditions of employment, and wages and hours. There are no charges of employment discrimination or unfair labor practices against or involving MMA, RTS or any Subsidiary. There are no grievances, complaints or charges that have been filed against MMA, RTS or any Subsidiary under any dispute resolution procedure that would have an MMA Material Adverse Effect, and there is no arbitration or similar proceeding pending and no claim therefor has been asserted. MMA, RTS and each Subsidiary has in place all employee policies required by applicable laws, rules and regulations, the failure of which to have in place would have an MMA Material Adverse Effect, and there have been no material violations or alleged violations of any of such policies. None of MMA, RTS or the Subsidiaries has received any written notice indicating that any of its employment policies or practices is currently being audited or investigated by any Governmental Authority. MMA, RTS and each Subsidiary is, and at all times since November 6, 1986 has been, in compliance with the requirements of the Immigration Reform Control Act of 1986.

3.25.     Non-Foreign Status.
          ------------------

          None of the Sellers, MMA, RTS or the Subsidiaries is a nonresident alien individual or foreign corporation for purposes of Section 897 of the Code. RTS is not a United States real property holding corporation within the meaning of Section 897(c)(ii) of the Code.

3.26.     Transfer of Interests, Stock or Subsidiary Stock.
          ------------------------------------------------

          No current holder of Interests, Stock or Subsidiary Stock has at any time transferred any of such Interests, Stock or Subsidiary Stock or any right or obligation thereunder to any employee of MMA, RTS or any Subsidiary which transfer constituted compensation for services rendered to MMA, RTS or any Subsidiary by said employee.

3.27.     No Unfair Burden.
          ----------------

          In connection with the transactions contemplated by this Agreement, none of MMA, RTS, the Subsidiaries, Sellers or any "interested person" (as such term is defined in the Investment Company Act) of MMA, RTS, the Subsidiaries or Sellers has imposed and MMA, RTS, the Subsidiaries and Sellers, and the "interested persons" of each, do not intend to, directly or indirectly, impose, an unfair burden on the Funds as a result of any such transactions, or as a result of any express or implied terms, conditions, or understandings applicable to any such transactions within the meaning of Section 15(f) of the Investment Company Act.

3.28.     Additional Representations and Warranties relating to each Fund.
          ---------------------------------------------------------------

          (a) Since inception, each Fund has been and continues to be a duly registered investment company in material compliance with the Investment Company Act and the rules and regulations promulgated thereunder and duly registered or licensed and in good standing under the laws of each jurisdiction in which such qualification is necessary. To the knowledge of MMA and Sellers, each Fund, since its inception, has been, except for any material non-compliance prior to the date hereof which has been cured, in compliance in all material respects with all applicable federal and state laws, rules, regulations and orders, except as set forth on Schedule 3.28(a). Since their initial offering, shares of
                       ----------------
each Fund have been duly qualified for sale under the securities laws of each jurisdiction in which they have been sold or offered for sale at such time or times during which such qualification was required except where the failure to be so registered or licensed would not have an MMA Material Adverse Effect. The offering and sale of shares of each Fund have been registered under the Securities Act of 1933, as amended (the "Securities Act"), during such period or periods for which such registration is required, the related registration statement has become effective under the Securities Act, no stop order suspending the effectiveness of such registration statement has been issued and no proceedings for that purpose have been instituted or, to the knowledge of MMA and Sellers, are contemplated. As the same pertain to each Fund, to the knowledge of MMA and Sellers, the registration statement of the Fund under the Investment Company Act and/or the Securities Act has, at all times when such registration statement was effective, complied in all material respects with the requirements of the Investment Company Act and the Securities Act then in effect and neither such registration statement nor any amendments thereto contained at the time such registration statement became effective and during which time that the registration statement was in use, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Copies of the current registration statement of each Fund under the Investment Company Act and/or the Securities Act which was filed ____________, 199_, (the "Registration Statement") have been made available to MMA Buyer. All shares of each Fund were sold pursuant to an effective registration statement to the extent required by the Securities Act and have been duly authorized and, when issued, were validly issued, fully-paid and non-assessable against each Fund. Each Fund's investments made since inception have been made in all material respects in accordance with its investment objective, investment policies and restrictions set forth in its registration statement in effect at the time the investments were made (except where any violation of the foregoing has been cured and the Fund has been made whole for any resulting losses) and have been held in accordance with its respective investment policies and restrictions, to the extent applicable and in effect at the time such investments were held.

          (b) As to each Fund, there has been in full force and effect an investment advisory agreement at all times since the inception of each Fund. Each agreement pursuant to which MMA, RTS or any Subsidiary has received compensation respecting its activities in connection with each Fund was duly approved and has been duly renewed in accordance with the applicable provisions of the Investment Company Act.

          (c) Except as set forth on Schedule 3.28(c), there are no special
                                     ----------------
restrictions, consent judgments or SEC or judicial orders on or with regard to any Fund currently in effect.

          (d) Since its inception, each Fund has continuously elected and qualified to be treated as a "regulated investment company" under Subsection M of the Code and has continuously been eligible to compute, and has for each taxable year computed, its federal income tax under Section 852 of the Code. None of MMA, RTS, any Subsidiary or, to the knowledge of MMA and Sellers, any Fund, has received any notice or other communication relating to or affecting such status.

          (e) At the Closing Date, each Fund will have timely filed all Tax returns, reports and other filings (including information returns, declarations and reports) (the "Mutual Fund Tax Returns") required to be filed by it on or before such date, any such Mutual Fund Tax Returns shall be, to the knowledge of MMA and Sellers, complete and correct, and each Fund will have paid, or withheld and paid over, all Taxes shown or required to be shown as due on such Mutual Fund Tax Returns. No such Mutual Fund Tax Return is currently under audit, no assessment has been asserted with respect to such Mutual Fund Tax Returns, and no requests for waivers of the time to make any such assessment are pending. None of the Funds is delinquent in the payment of any Tax, assessment or governmental charge.

          (f) None of MMA, RTS, any Subsidiary or any person who is an "affiliated person" (as defined in the Investment Company Act) or an "interested person" (as defined in the Investment Company Act) of MMA, RTS or any Subsidiary, receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such Fund, other than as broker in connection with the purchase or sale of securities in compliance with Section 17(e) of the Investment Company Act and regulations thereunder, or (ii) from any Fund or its security holders for other than bona fide investment advisory, administrative or other services. Accurate and complete disclosure of all such compensation arrangements has been made in the Registration Statement filed under the federal securities laws.

          (g) MMA has made available to MMA Buyer correct and complete copies of the audited financial statements, prepared in accordance with GAAP, of each Fund for the past five fiscal years, and unaudited financial statements, prepared in accordance with GAAP, of each Fund as of its most recent semi-annual stub period (the "1999 Unaudited Financials") (each hereinafter referred to as a "Mutual Fund Financial Statement"). Each of the Mutual Fund Financial Statements is consistent with the books and records of such Fund, is complete and correct in all material respects and presents fairly the financial position of such Fund in accordance with GAAP applied on a consistent basis (except as otherwise noted therein) at the respective date of such Mutual Fund Financial Statements and the results of operations and cash flows for the respective periods indicated (except in the case of the 1999 Unaudited Financials, the absence of footnotes and customary year end adjustments). The Mutual Fund Financial Statements reflect and disclose all material changes in accounting principles and practices adopted by each Fund during the periods covered by each Mutual Fund Financial Statement.

          (h) Except as set forth on Schedule 3.28(h), there is no litigation or
                                     ----------------
action, suit, proceeding or investigation at law or in equity pending or, to the knowledge of MMA and Sellers, threatened in any court or before or by any Governmental Authority, or before any arbitrator, by or against each Fund, or, to the knowledge of MMA and Sellers, any officer or director thereof, MMA, RTS or any Subsidiary relating to the activities of any Fund, that, if successful, would result in any disqualification of MMA under Section 9(a) of the Investment Company Act, or any event which would require MMA to give an affirmative response to any of the questions in Item 11 of MMA's Form ADV (or any similar or successor form) or Item 3 of the SEC Supplement to Form TA-1 (or any similar successor form) or require an affirmative response from RIB under Item 7 of RIB's Form BD (or any similar or successor form) or from RSI under Item 3 of the SEC Supplement to Form TA-1 (or any similar successor form). There are no judgments, injunctions, orders or other judicial or administrative mandates outstanding against or affecting any Fund or, to the knowledge of MMA and Sellers, any officer or director thereof relating to the activities of or affecting any Fund.

          (i) Except as set forth on Schedule 3.28(i), to the knowledge of MMA
                                     ----------------
and Sellers, each Fund complies, and has been maintained in compliance, in all material respects, with all applicable requirements, including all reporting and disclosure requirements, prescribed by any and all applicable laws or regulations and orders thereunder.

          (j) The exhibit list in the Registration Statement includes all of the documents that would be required to be included thereon if such Registration Statement were being refiled.

          (k) MMA has furnished to MMA Buyer, with respect to each Fund, complete and correct copies of (i) Annual and Semi-Annual Reports and proxy statements of the Fund pertaining to the last five years of the Fund, each in the form delivered to the Fund's shareholders, as well as any additional report or other material generally delivered to such shareholders since the delivery of such Annual Report or Semi-Annual Report, as the case may be; (ii) all Prospectuses, together with Statements of Additional Information of each Fund, filed with the SEC in the last five years and (iii) all reports of each Fund on Form N-SAR together with any and all exhibits annexed thereto from the last five years of each Fund; each in the form filed with the SEC (all of the foregoing documents referred to in (i), (ii) and (iii) being collectively referred to herein as the "Fund Statements"). To the knowledge of MMA and Sellers, the information contained in the Fund Statements does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make any material statement made therein, in light of the circumstances, not misleading. The financial statements, including, without limitation, the Statement of Assets and Liabilities, the Statement of Operations and the Statement of Changes in Net Assets, and the notes thereto set forth in any such Annual or Semi-Annual Report fairly present the financial position of each Fund as at the dates of such statements and the results of its operations for the periods covered thereby in accordance with GAAP consistently applied (except as noted therein). Since the end of the period covered by any such Annual or Semi-Annual Report, there has occurred no event or condition which would (i) require any Fund to file an additional amendment, registration statement, prospectus, prospectus supplement, report or other document with the SEC, which document has not been so filed with the SEC and delivered to Buyers or (ii) require any Fund to conduct a meeting of its shareholders, in each case other than with respect to the transactions contemplated by this Agreement.

3.29.     Absence of Certain Changes.
          --------------------------

          Since the date of the most recent Mutual Fund Financial Statements of each Fund to the date hereof, no event or development has occurred that has had or would reasonably be expected to have an MMA Material Adverse Effect on any Fund. During such period, neither MMA (as pertains to its management of each Fund) nor any Fund has:

          (a) declared, set aside, made or paid any dividend or other distribution in respect of its capital stock or other equity interests or otherwise purchased or redeemed, directly or indirectly, any shares of its capital stock or other equity interests, except in the ordinary course of its business consistent with past practice;

          (b) had any action taken by the Board of Directors/Trustees of any Fund, other than actions in the ordinary course of business;

          (c) adopted, or amended in any material respect, any employment, collective bargaining, bonus, profit-sharing, compensation, stock option, pension, retirement, deferred compensation or other plan, agreement, trust, fund or arrangement for the benefit of any Director/Trustee of the Funds;

          (d) amended or terminated or, to the knowledge of MMA and Sellers, proposed or threatened amendment or termination, whether written or oral, of any agreement or contract involved in the operation of any Fund;

          (e) amended its Articles of Incorporation, Declaration of Trust or by-laws or any other organizational documents;

          (f)  waived any right of material value;

          (g) changed in any material respect its investment objective, policies, or restrictions;

          (h)  except as set forth on Schedule 3.29(h), changed its accounting
                                      ----------------
practices, policies or principles, except as may be required under applicable law or GAAP;

          (i) operated its business in any manner other than in the ordinary course of business consistent with past practice; or

          (j) except as otherwise contemplated herein, taken any action or omitted to take any action that is reasonably likely to result in the occurrence of, or agreed or committed to do, any of the foregoing.

                                  ARTICLE IV

             ADDITIONAL REPRESENTATIONS AND WARRANTIES OF SELLERS

          Each Seller, on his or her own behalf only, represents and warrants to Buyers as follows:

4.1.      Ownership of Interests.
          ----------------------

          (a) Each Seller (i) is the sole record and beneficial owner of the Stock and/or Interests set forth opposite his, her or its name on Schedule 1.1,
                                                                  ------------
free and clear of all Liens; and (ii) has full legal right, power and authority to enter into this Agreement and to sell such Stock and/or Interests to Buyers without the need for the consent of any other person.

          (b) Neither the execution, delivery and performance of this Agreement and each document, agreement and instrument to be executed by Sellers pursuant to or as contemplated by this Agreement nor the consummation by Sellers of the transactions contemplated hereby, will (i) violate, conflict with, or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or the creation of any Lien upon any of the properties or assets of MMA, RTS, any Subsidiary or the Funds under any of the terms, conditions or provisions of (x) the organizational documents of MMA, RTS, any Subsidiary or any Fund, or (y) except as set forth in Schedule 3.2(b) or Schedule 4.1(b), any note, bond, mortgage,
                ---------------    ---------------
indenture, deed of trust, license, lease, agreement or other instrument or obligation to which MMA, RTS, any Subsidiary or any Fund is a party or by which MMA, RTS, any Subsidiary or any Fund may be bound, or to which MMA, RTS, any Subsidiary or any Fund, or the properties or assets of MMA, RTS, any Subsidiary or any Fund, may be subject, or (ii) violate any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation of any governmental, regulatory or self-regulatory authority applicable to MMA, RTS, any Subsidiary or any Fund or to any of the properties or assets of MMA, RTS, any Subsidiary or any Fund.

4.2.      Authorization.
          -------------

          This Agreement and each document, agreement and instrument to be executed by Sellers pursuant to or as contemplated by this Agreement, has been duly authorized, executed and delivered by Sellers, and no further proceedings on the part of Sellers are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement and each document, agreement and instrument to be executed by Sellers (as the case may be) pursuant to or as contemplated by this Agreement, is the legal, valid and binding obligation of Sellers, enforceable in accordance with its terms.

                                   ARTICLE V

                   CONDUCT OF BUSINESS PRIOR TO THE CLOSING

5.1.      Conduct Prior to Closing.
          ------------------------

          MMA hereby covenants and agrees with Buyers that, prior to the Closing, unless the prior written consent of MMA Buyer shall have been obtained and except as otherwise expressly contemplated in this Agreement or requested by MMA Buyer (and agreed to by MMA), MMA, RTS, each Subsidiary and each Fund shall operate its business only in the usual, regular and ordinary course and in accordance with past practice and conduct its business in a manner comporting with the standards of service quality and compliance heretofore met by it, shall use its best efforts to operate its business in compliance in all material respects with applicable laws and shall use its commercially reasonable efforts to preserve intact its business organization and assets and maintain its rights, franchises and business and customer relations necessary to run the business as currently run. To the extent this Section 5.1 (or any of its subsections hereinafter set forth) is applicable to the Funds, MMA's obligation shall be limited to not taking any action (except as directed by the governing board of a Fund) or recommending that the Funds take any action inconsistent with the following covenants and agreeing to promptly advise MMA Buyer of any action taken by a Fund's officers or governing board that would be inconsistent with the following covenants. From the date hereof until the Closing, MMA shall ensure, subject to the foregoing, that without the prior written consent of MMA Buyer and except as otherwise expressly contemplated by this Agreement:

          (a) MMA, RTS, each Subsidiary and each Fund shall not incur any indebtedness for borrowed money, except in the ordinary course of business consistent with prior practice, issue or sell any debt securities or prepay any debt;

          (b) MMA, RTS, each Subsidiary and each Fund shall not, except in the ordinary course of business consistent with past practice, sell, transfer, lease, mortgage, pledge or hypothecate any of its properties or assets, tangible or intangible; provided, that in any event RTS shall not sell, transfer, lease or encumber the Owned Real Estate or any interest therein or portion thereof or enter into any contract, agreement or understanding to do the same;

          (c) MMA, RTS, each Subsidiary and each Fund shall not, except where required in the exercise of its fiduciary obligations, take any action (other than in connection with the transactions contemplated hereby), other than actions in the ordinary course of business;

          (d) MMA, RTS, each Subsidiary and each Fund shall not forgive or cancel any debts or claims, or waive any rights, or discharge any lien or liability except for fair value or in the ordinary course of business consistent with past practice;

          (e) MMA, RTS and each Subsidiary shall not recommend that any Fund change its investment objective, policies, or restrictions;

          (f) MMA, RTS, each Subsidiary and each Fund shall not, except as provided in Section 5.1(l) or as may be required by applicable law and after notice to MMA Buyer, adopt, or amend in any material respect, any employment, collective bargaining, bonus, profit-sharing, compensation, stock option, pension, retirement, deferred compensation or other plan, agreement, trust, fund or arrangement for the benefit of employees or officers of MMA, RTS, any Subsidiary or the Directors/Trustees of each Fund;

          (g) except (i) such changes or terminations as may be proposed by MMA Buyer (and agreed to by MMA), (ii) as may be required by applicable law and after notice to Buyers, (iii) as expressly provided by this Agreement or (iv) any renewal of an expiring agreement for which MMA, RTS, each Subsidiary and each Fund shall obtain the prior consent of MMA Buyer which consent shall not be unreasonably withheld, MMA, RTS, each Subsidiary and each Fund shall not amend or terminate the Partnership Agreement, any Real Estate Lease, any agreement or contract involved in the operation of the Funds, any material agreement, Articles of Incorporation, Declaration of Trust or bylaws (as the case may be) or any other organizational documents, or file any tax election, claim for refund on an amended return (in the case of RTS or RIB only), or request for ruling or determination with any taxing authority;

          (h) MMA, RTS, each Subsidiary and each Fund shall not change in any respect its accounting practices, policies or principles, except as may be required by applicable law or GAAP and after notice to MMA Buyer;

          (i) MMA, RTS, each Subsidiary and each Fund shall not incur any liability or obligation (whether absolute, accrued, contingent or otherwise and whether direct or as guarantor or otherwise with respect to the obligations of others), except in the ordinary course of business consistent with past practice or as otherwise permitted hereunder; provided, however, that in no event shall any of RTS or the Funds incur any such debt obligations in an amount in excess of $25,000 without providing prior notice to MMA Buyer (other than deposit accounts or Federal Home Loan Bank advances with a term of one year or less);

          (j) MMA, RTS, each Subsidiary and each Fund shall not make any material changes in policies or practices relating to the sale of its shares (including accounting practices relating thereto) or in policies or practices of employment unless required by applicable law or GAAP and after notice to MMA Buyer;

          (k) MMA, RTS, each Subsidiary and each Fund shall not enter into any type of business not conducted as of the date of this Agreement or create or organize any subsidiary or enter into or participate in any joint venture or partnership;

          (l) MMA, RTS, each Subsidiary and each Fund shall not make any change in the compensation payable or to become payable to any of its representatives, employees, agents or independent contractors except with respect to its employees (exclusive of any of the Sellers) for (i) normal annual increases in accordance with past practices or (ii) annual bonus payments or arrangements in the ordinary course of business not to exceed $200,000 per year in the aggregate;

          (m) RTS, each Subsidiary and each Fund shall not adjust, split, combine or reclassify any capital stock except as set forth in Section 7.12; set
                                                               ------------
any record or payment dates for the payment of any dividends or distributions, or pay any dividend or make any distribution, on its capital stock except in the ordinary and usual course of business consistent with past practice; directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock (except with respect to the Funds as required by the provisions of the Investment Company Act) or any securities or obligations convertible into or exchangeable for any shares of its capital stock or grant any stock appreciation rights or grant any individual, corporation or other entity any right to acquire any shares of its capital stock; MMA shall not make any transfer or distribution of its property to the Sellers in respect of any Interests except to the extent and in the manner provided in Section 1.3 and except that MMA shall not be
                              -----------
prohibited from redeeming, purchasing or otherwise acquiring the Limited Partnership Interests of the Sellers other than the Principal Sellers;

          (n) MMA, RTS, each Subsidiary and each Fund shall not, except for transactions in the ordinary course of business consistent with past practice, make any material acquisition or investment either by purchase of stock or securities, merger or consolidation, contributions to capital, property transfers, or purchases of any property or assets of any other individual, corporation or other entity other than a wholly-owned subsidiary thereof; provided, however, that, notwithstanding anything to the contrary contained herein, none of MMA, RTS or the Subsidiaries shall make any acquisition that would require it or MMA Buyer to register as a bank holding company under the Bank Holding Company Act of 1956, as amended;

        (o) RTS shall not enter into, renew or terminate any contract or agreement, other than loans, deposit accounts and Federal Home Loan Bank advances with a term of one year or less made in the ordinary course of business, that calls for aggregate annual payments in excess of $50,000 individually or $200,000 in the aggregate and which is not either (i) terminable at will on 60 days or less notice without payment of a penalty or (ii) has a term of one year or less; or make any material change in or terminate any of its leases or contracts, other than renewals of contracts or leases for a term of one year or less without materially adverse changes to the terms thereof;

        (p) RTS shall not make any capital expenditures in excess of $25,000 in the aggregate without the prior written consent of MMA Buyer which will not be unreasonably withheld, other than expenditures necessary to maintain existing assets in good repair;

        (q) RTS shall not make application for the opening, relocation or closing of any, or open, relocate or close any, branch or loan production office;

        (r) RTS shall not make or acquire any loan or issue a commitment for any loan except for loans and commitments that are made in the ordinary course of business consistent with past practice or issue or agree to issue any letters of credit or otherwise guarantee the obligations of any other persons except in the ordinary course of business in order to facilitate the sale of real property acquired by foreclosure or deed in lieu of foreclosure;

        (s) RTS shall not foreclose upon or otherwise acquire (whether by deed in lieu of foreclosure or otherwise) any real property without the prior written consent of MMA Buyer which will not be unreasonably withheld (other than 1-to-4 family residential properties in the ordinary course of business);

        (t) RTS shall not change its investment securities portfolio policy, or the manner in which the portfolio is classified or reported except as required by applicable law or GAAP;

        (u) RTS shall not engage in the business of making or make any Veterans' Administration guaranteed or Federal Housing Administration insured mortgage loans;

        (v) RTS shall not enter into any contracts or agreements or amendments or supplements thereto pertaining to any further development of specialized software without the prior written consent of MMA Buyer which will not be unreasonably withheld;

        (w) RTS shall maintain its loan loss reserves in an amount that is not less than the amount reflected on the 1998 RTS Financial Statements to the extent permitted by GAAP;

        (x) MMA, RTS, each Subsidiary and each Fund shall not enter into any agreement, commitment or other transactions or make any amendment or modification to any such agreement or agree or commit to do any of the foregoing unless it is entered into in the ordinary course of business or required by applicable law or GAAP and after notice to MMA Buyer.

5.2.  Consents and Approvals.
      ----------------------

      Subject to the terms and conditions herein provided, each of the parties hereto agrees to cooperate with the other and use its commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under all applicable laws, regulations and contractual arrangements to consummate and make effective the transactions contemplated by this Agreement at the earliest practicable time. The parties hereto shall take no action, and MMA shall use its commercially reasonable efforts not to permit each Subsidiary and each Fund, without in any way limiting the ability of the Board of Directors/Trustees of each Fund to fulfill its fiduciary obligations, to take any action (i) with respect to each Subsidiary and each Fund, which would render any of the representations and warranties contained herein untrue in any material respect at and as of the Closing Date, (ii) with respect to RTS, which would render any of the representations and warranties of RTS untrue resulting in an RTS Material Adverse Effect (as defined herein) at and as of the Closing Date, or (iii) which would materially and adversely affect the ability of the parties to satisfy any of the conditions set forth in Article VIII.
                               ------------

                                  ARTICLE VI

                    COMPLIANCE WITH FEDERAL SECURITIES LAWS

6.1.  Management Contract; Proxy Statement.
      ------------------------------------

      (a) In anticipation of the Closing, and thereafter as necessary, the parties hereto shall cooperate, in a manner in compliance with the Investment Company Act, with one another to obtain approvals for each Fund to enter into a new management contract with MMA substantially the form attached hereto as
Exhibit 6.1(a) (the "New Management Contract"). MMA shall, in a manner in
-------------
compliance with the Investment Company Act, use its commercially reasonable efforts to induce each Fund to call a meeting of its Board of Directors/Trustees and a meeting of its shareholders to consider and approve the entering by each Fund into the New Management Contract.

      (b) If the New Management Contract is approved by the Board of Directors/Trustees of each Fund, MMA shall assist each Fund to prepare and file with the SEC as soon as is reasonably practicable any proxy materials relating to the transactions contemplated by this Agreement that are required to be prepared and filed (the "Proxy Statement"). Any material provided by MMA or the Funds that is included in the Proxy Statement shall comply as to form in all material respects with all applicable requirements of federal securities laws and shall be accurate and complete and not contain any untrue statement of material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading. MMA shall assist, in a manner in compliance with the federal securities laws and other applicable law, in the solicitation of proxies for the required shareholder meetings and shall use its commercially reasonable efforts to obtain approval from the shareholders and the Board of Directors/Trustees of each Fund of the matters referred to herein.

6.2.      Required Actions.
          ----------------

          MMA shall use its commercially reasonable efforts, in a manner in compliance with the Investment Company Act, to induce the Board of Directors/Trustees of each Fund and of the Cappiello-Rushmore Trust, acting in accordance with its fiduciary obligations to approve (i) entering into such written fund service agreements (as comply with the Investment Company Act) substantially in the form attached as Exhibit 6.2 and (ii) terminating the
                                      -----------
existing agreements listed on Schedule 6.2, at the time the replacement service
                              ------------
agreements become effective.

6.3.      Section 15(f).
          -------------
          (a) MMA and MMA Buyer intend to structure and complete the transactions contemplated by this Agreement, and MMA Buyer intends thereafter to conduct the affairs of each Fund through MMA, in such a manner as to obtain the benefits and protections of Section 15(f) of the Investment Company Act.

          (b) MMA and MMA Buyer have entered into this Agreement in reliance upon the benefits and protections provided by Section 15(f) of the Investment Company Act, and each of MMA and MMA Buyer shall use its respective commercially reasonable efforts to assist each Fund to solicit proxies and otherwise take such actions as may be necessary or appropriate to induce the Board of Directors/Trustees of each Fund to be reconstituted, to the extent necessary, to satisfy the condition set forth in Section 15(f)(1)(A) of the Investment Company Act on or before the Closing Date, and otherwise, through the Closing Date, to conduct its business and the business of each Fund.

          (c) MMA Buyer covenants and agrees to use its commercially reasonable efforts to ensure that:

                (i) for a period of three years from and after the Closing Date, at least 75% of the members of the Board of Directors/Trustees of each Fund are not interested persons of MMA Buyer, MMA or any other investment manager of each Fund appointed after the Closing; and

                (ii) for a period of two years from and after the Closing Date, there is not imposed on the Funds an "unfair burden" as a result of the transactions contemplated by this Agreement, any payments in connection therewith, or understandings applicable thereto.

          (d) From and after the Closing Date, MMA Buyer shall use, and shall cause MMA to use, its commercially reasonable efforts to encourage and assist each Fund and its Board of Directors/Trustees to conduct the business of each Fund in accordance with Section 6.3(c).
                        --------------

          (e) The terms used in this Section 6.3 shall have the meanings set
                                     -----------
forth in Section 15(f) of the Investment Company Act.


                                  ARTICLE VII

                                   COVENANTS

7.1.       Current Information.
           -------------------

           (a) Prior to Closing, MMA shall promptly notify MMA Buyer of (i) any material change in the normal course of the business of each Fund or of any complaints from a governmental or regulatory authority or a self-regulatory body, investigations or hearings (or communications indicating that the same may be contemplated), or the institution or the threat of any litigation that comes to its attention which would, in any manner, challenge, prevent, alter or materially delay any of the transactions contemplated hereby, and MMA will keep MMA Buyer fully informed with respect to such events, (ii) any event which would cause or constitute a breach or default, or would have caused or constituted a breach or default had such event occurred or been known to MMA, RTS or Sellers prior to the date hereof, of any of the representations, warranties or covenants of MMA, RTS or Sellers contained in or referred to in this Agreement or any Schedule or Exhibit referred to in this Agreement, in which case MMA shall give detailed written notice thereof to MMA Buyer and MMA, RTS and Sellers shall use its and their respective commercially reasonable efforts to prevent or promptly remedy the same, and (iii) the status of regulatory applications, third party consents, shareholder approvals and registration amendments required pursuant to
Article VI or any application or notice to or filing with the OTS or other
----------
banking authority.

           (b) Prior to Closing, MMA Buyer shall promptly notify MMA of (i) any complaints from a governmental or regulatory authority or a self-regulatory body, investigations or hearings (or communications indicating that the same may be contemplated), or the institution or the threat of any litigation that comes to its attention with respect to Buyers which would, in any manner, challenge, prevent, alter or materially delay any of the transactions contemplated hereby, and MMA Buyer will keep MMA fully informed with respect to such events, (ii) any event which would cause or constitute a breach or default, or would have caused or constituted a breach or default had such event occurred or been known to Buyers prior to the date hereof, of any of the representations, warranties or covenants of Buyers or FBR contained in or referred to in this Agreement or any Schedule or Exhibit referred to in this Agreement, in which case MMA Buyer shall give detailed written notice thereof to MMA and Buyers shall use their commercially reasonable efforts to prevent or promptly remedy the same, and
(iii) the status of regulatory applications, third party consents, shareholder approvals and registration amendments required pursuant to Article VI or any application or notice to or filing with the OTS or other banking authority. MMA Buyer shall also provide to MMA prior to the filing all proposed applications and other documents and material responses that it intends to file with any Governmental Authority relating to any of the transactions contemplated by this Agreement, together with copies of any responses, comments, denials or approvals issued by any Governmental Authority promptly upon its receipt thereof. Notwithstanding the foregoing, nothing herein shall obligate MMA Buyer to provide to MMA any confidential information to be filed or filed with the OTS or any other banking authority, such as MMA Buyer's business plan for RTS or the financial or biographical information of any management official or senior executive of MMA Buyer, FBR or any of their affiliates.


7.2.      Access.
          ------

          MMA, RTS and the Subsidiaries shall upon reasonable notice afford (and, with respect to the Funds, shall use its best efforts to make available) to Buyers and their representatives such access during normal business hours throughout the period prior to the Closing Date to MMA's, RTS's and each Subsidiary's books, records and Owned and Leased Real Estate and each Fund's books, records, properties, and to such other information as MMA Buyer may reasonably request that pertain to the operation of MMA, RTS, each Subsidiary or each Fund, provided, such access does not unreasonably interfere with the business of MMA, RTS, each Subsidiary or each Fund. Without limiting the foregoing, MMA acknowledges that MMA Buyer shall make requests necessary to afford MMA Buyer the opportunity to complete its due diligence review of the operations, books and records of the Funds.

7.3.      Information.
          -----------

          Each of Buyers, MMA (on behalf of itself and the Subsidiaries) and RTS shall hold, and shall cause its respective directors, officers, employees, agents, consultants and advisors to hold, in strict confidence, unless disclosure to a regulatory authority is necessary in connection with any necessary regulatory approval or unless compelled to disclose by judicial or administrative process or by other requirement of law or the applicable requirements of any regulatory agency or relevant stock exchange, all nonpublic records, books, contracts, instruments, computer data and other data and information (collectively, the "Information") concerning Buyers, MMA, RTS, the Subsidiaries or the Funds furnished to Buyers or MMA (as the case may be) by the other or the Funds or their respective representatives pursuant to this Agreement (except to the extent that such information can be shown to have been (a) previously known by such party on a non-confidential basis, (b) in the public domain through no fault of such party or (c) later lawfully acquired from other sources by the party to which it was furnished), and none of Buyers, MMA (on behalf of itself and the Subsidiaries) or RTS (as the case may be) shall release or disclose such Information to any other person, except its auditors, attorneys, financial advisors, other consultants and advisors and, to the extent permitted above, regulatory authorities. In the event of the termination of this Agreement, each of Buyers, MMA (on behalf of itself and the Subsidiaries) and RTS shall return to the other party or destroy all information furnished to it and its representatives and all analyses, compilations, data, studies other documents prepared by them or their representatives containing or based in whole or in part on any such furnished information (including information reflecting MMA Buyer's review of each Fund). Neither Sellers on one hand nor Buyers on the other hand shall, directly or indirectly, defame, disparage, make derogatory statements about or attempt knowingly to create any negative inference regarding the business of MMA, RTS, Sellers, the Funds or Buyers and their respective affiliates.

7.4.      Qualification of each Fund.
          --------------------------

          Subject to applicable fiduciary duties of the Board of Directors/Trustees of the Funds to each Fund, MMA will use its commercially reasonable efforts to cause each Fund to take no action (i) that would prevent each Fund from qualifying as a "regulated investment company", within the meaning of Section 851 of the Code or being eligible to compute its income under
Section 852 of the Code or so computing its income, or (ii) that would be inconsistent with each Fund's prospectus and other offering, advertising and marketing materials.

7.5.      Forms.
          -----

          Prior to the Closing, MMA and RTS shall, and MMA shall cause the Subsidiaries to, cooperate with MMA Buyer in the preparation and filing of all forms and amendments to forms, including, without limitation, Forms ADV, BD and TA-1 of MMA Buyer to be filed with federal agencies and self-regulatory organizations and the state securities commissions, and all other documents required to be filed or delivered under applicable federal and state laws, and regulations promulgated thereunder, including, without limitation, the Advisers Act and the Exchange Act and applicable related state acts and insurance laws, as a result of the consummation of the transactions contemplated by this Agreement and in order to put MMA Buyer in the position to operate the business of MMA, RTS and RIB after the Closing Date in the same manner as they are currently conducting business. Each of MMA and RTS shall use, and MMA shall cause RIB to use, its respective commercially reasonable efforts to obtain as promptly as practicable all licenses, permits, approvals and authorizations, and to complete all applications and make all filings necessary (subject to MMA Buyer's prior approval) to (i) enable MMA Buyer to operate the business of MMA, RTS and RIB and shall provide MMA Buyer with copies of all such materials prior to submission and a reasonable opportunity to comment thereon and (ii) prepare RIB's registration and license under the Exchange Act and state laws as a broker-dealer and maintain RIB's membership in the NASD. In this regard, MMA shall provide on Schedule 7.5 a list of all states and other jurisdictions where
                 ------------
RIB is registered or otherwise qualified to conduct business as a broker-dealer. After the Closing, MMA Buyer will maintain in good condition all presently existing books, records, files and documents of MMA for the time periods and in the locations required by the Advisers Act and the rules thereunder including, without limitation, Rule 204-2, or by Governmental Authorities.

7.6.      Exclusivity.
          -----------

          None of MMA (on behalf of itself and the Subsidiaries), RTS, or the Sellers will accept, negotiate, solicit, initiate or encourage the submission of any proposal or offer from any person other than Buyers relating to the acquisition of all or substantially all of the Interests, Stock, Subsidiary Stock or assets of MMA, RTS or the Subsidiaries (including any acquisition structured as a merger, consolidation, or share exchange). Each of MMA and Sellers shall promptly notify MMA Buyer of the terms of any such proposal or offer and provide to MMA Buyer a copy of any written offer or proposal with respect to the foregoing prior to the Closing Date.

7.7.      Taxes.
          -----

          (a) Each Seller shall be liable for all transfer taxes which are due as a result of his, her or its transfer of Interests and/or Stock pursuant to this Agreement.

          (b) Sellers shall cause MMA not to amend any Tax return (including any schedule thereto) filed as of the date of this Agreement, unless required by applicable law and disclosed in Schedule 3.12 (as such schedule may be amended at any time prior to the Closing Date by notice to Buyers). Sellers, on behalf of MMA, shall prepare and file the final partnership Tax returns for the final taxable year of MMA ending on the Closing Date required to be filed after the date hereof in a manner that such returns shall be consistent with returns for prior years.

          (c) Sellers shall cause MMA to make a timely election under Code
Section 754 to adjust the basis of partnership property in the manner provided in Code Sections 734 and 743 for the final taxable year of MMA ending on the Closing Date, and, in doing so, to include with the final partnership Tax returns of MMA for such final year any "Section 754 Forms" that are required to be so included on account of the election under Code Section 754. Sellers and Buyers shall cooperate fully, and in good faith, with each other in making this election, determining the fair market value of each asset of MMA and allocating the Purchase Price for the Interests among those assets in accordance with Sections 755 and 1060(d) of the Code. "Section 754 Forms" shall mean all returns, documents, statements, and other forms that are required to be submitted to the IRS in connection with a Code Section 754 election made by a partnership with respect to which there has been an applicable asset acquisition within the meaning of Code Section 1060(d), and any analogous forms that are required to be filed for state or local tax purposes.

          (d) Any failure by Buyers to withhold monies from the Purchase Price for the Interests that results in Taxes being assessed against Buyers shall be treated as taxes for which Buyers are entitled to indemnification pursuant to this Agreement.

          (e) In no event will Buyers or any of their affiliates be responsible for any Tax liability that arises as a result of the transfer of Interests or Stock pursuant to this Agreement, including any state or local Tax liability resulting in connection with such transfer; any such liability shall be the responsibility of Sellers.

7.8.      Waiver.
          ------

          Each Seller waives any and all rights under the Partnership Agreement, including, but not limited to rights of first refusal ("ROFR") and tag along rights ("TAR"). In addition, Seller waives any and all notice provisions and waiting periods contemplated by the Partnership

Agreement including, but not limited to such notice provisions and waiting periods associated with the ROFR, TAR and sale of partnership provisions.


7.9.      Regulatory Matters.
          ------------------

          (a) The parties hereto shall cooperate with each other and use commercially reasonable efforts to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all permits, consents, approvals and authorizations of all third parties and Governmental Authorities that are necessary or advisable to consummate the transactions contemplated by this Agreement and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such Governmental Authorities.

          (b) Except as limited by Section 7.1(b), MMA shall have the right to
                                   -------------
review in advance all the information relating to MMA and its Subsidiaries that appears in any filing made with, or written materials submitted to, any third party or any Governmental Authority in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, MMA shall act reasonably and as promptly as practicable. The parties hereto agree that they will consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and Governmental Authorities necessary or advisable to consummate the transactions contemplated by this Agreement and each party will keep the other apprised of the status of matters relating to completion of the transactions contemplated herein.

          (c) MMA and Buyers shall, upon request, furnish each other with all information concerning itself, its Subsidiaries, representatives, stockholders, partners and affiliates and such other matters as may be reasonably necessary or advisable in connection with any other statement, filing, notice or application made by or on behalf of Buyers, MMA, RTS or any Subsidiary to any Governmental Authority in connection with the transactions contemplated by this Agreement.

          (d) MMA Buyer and MMA shall promptly advise each other upon receiving any communication from any Governmental Authority whose consent or approval is required for consummation of the transactions contemplated by this Agreement which causes such party to believe that there is a reasonable likelihood that any regulatory approval will not be obtained or that the receipt of any such approval will be materially delayed.

7.10.     Proxy Statement.
          ----------------

          Prior to mailing to the shareholders of each Fund, MMA Buyer and MMA shall prepare proxy materials which are subject to regulation under the Exchange Act or the Investment Company Act and which are to be used for any shareholders' meeting directly or indirectly relating to the transaction. MMA Buyer and MMA shall use their best efforts to finalize the proxy statement to their mutual satisfaction. If the requisite percentage of shareholders of each Fund fails to approve any one or more of the proposals for which approval was being sought at the shareholder meeting, and any adjournment thereof, MMA Buyer may, in its sole discretion, elect in writing within five days after the failure to approve, time being of the essence, not to consummate the transaction and terminate this Agreement. If MMA Buyer timely elects to terminate this Agreement as provided herein, no party shall have any liability to the other hereunder.

7.11.     Press Releases, Etc.
          --------------------

          MMA Buyer and MMA shall consult with each other as to the form, substance and timing of any press release or other public disclosure of matters related to this Agreement or any of the transactions contemplated hereby and no such press release or other public disclosure shall be made without the consent of the other party or parties, which shall not be unreasonably withheld or delayed; provided, however, that the parties may make such disclosures as are required by law after making reasonable efforts in the circumstances to consult in advance with the other parties.

7.12.     Minority Stock.
          --------------

          The General Partner shall use its good faith efforts to acquire as promptly as practicable the Minority Stock of the Additional Stockholders. In the event that the General Partner has not acquired all of the Minority Stock owned by the Additional Stockholders within three months after the date hereof, then at the request of MMA Buyer, MMA shall cause RTS to undertake a reverse merger, reverse stock split or similar action, to the extent not prohibited by applicable law, to convert the Minority Stock then owned by Additional Stockholders to a right to receive cash or dissenter or appraisal rights.

7.13.     Tax Cooperation.
          ---------------

          Buyers and Sellers shall reasonably cooperate with each other in connection with the preparation of Tax returns (including the Mutual Fund Tax Returns) of MMA, RTS, the Subsidiaries and the Funds and MMA, RTS, RIB or the Sellers (on behalf of RSI and themselves) shall preserve all information, returns, books, records and documents relating to any liabilities for Taxes with respect to a taxable period until the later of the expiration of all applicable statutes of limitation and extensions thereof, or a final determination with respect to Taxes for such period and shall not destroy or otherwise dispose of any record without first providing the other party with a reasonable opportunity to review and copy the same.

7.14.     Name Change.
          -----------

          In the event of termination of this Agreement, as soon as practicable, each Buyer shall change its name so that it no longer contains any reference to the name "Money Management Associates."

                                 ARTICLE VIII

                                  CONDITIONS

8.1.      Conditions to Each Party's Obligations to Consummate.
          ----------------------------------------------------

          The respective obligations of each party to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or waiver at or prior to the Closing Date of the following conditions:

          (a) Regulatory Approvals. The transactions contemplated by this
              ---------------------
Agreement shall have been approved by all Governmental Authorities, the approval of which is required to permit consummation thereof, without the imposition of any non-standard condition or requirement of any non-standard commitment which is unreasonably burdensome in the reasonable judgment of the parties hereto; and all waiting periods arising under applicable law shall have duly lapsed or been terminated.

          (b) No Orders. None of Buyers, MMA, RTS, any Subsidiary or any Fund
              ---------
shall be subject to any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits the consummation of any of the transactions contemplated by this Agreement or prevents MMA Buyer from operating the business of MMA, RTS and the Subsidiaries upon Closing in the same manner as the business is currently operating.

          (c) Litigation. No action or proceeding shall have been instituted or
              -----------
threatened by any court, Governmental Authority, self-regulatory body or other person or entity and remain pending before any court, governmental body or self-regulatory body or be threatened, to restrain or prohibit or to recover damages in respect of any or all of the transactions contemplated by this Agreement which is reasonably likely to have a Buyer Material Adverse Effect or an MMA Material Adverse Effect (as the case may be) with respect to any of the parties hereto, or would hinder MMA Buyer's ability to conduct the business of MMA, RTS and RIB upon Closing in the same manner as the business is currently being conducted; nor shall any Governmental Authority or other person or entity have notified any party to this Agreement or any of its affiliates that consummation of any or all of the transactions contemplated by this Agreement would constitute a violation of the laws of any jurisdiction or that it intends to commence any action or proceeding to restrain or prohibit or to recover damages in respect of any or all of the transactions contemplated by this Agreement, unless such Governmental Authority or other person or entity shall have withdrawn such notice and abandoned such action or proceeding.

          (d) Third Party Consents. All authorizations, consents and approvals
              ---------------------
of third parties and of the Boards of Directors/Trustees of the Funds and the Cappiello-Rushmore Trust and the shareholders of each Fund that are required to be obtained in connection with the transactions contemplated hereby, including those specified in Sections 6.1, 6.2 and 7.9 and Schedule 3.7(c), shall have
                   ------------  ---     ---     ---------------
been obtained.

8.2.      Conditions to Obligation of Buyers to Consummate.
          ------------------------------------------------

          The obligation of Buyers to consummate the transactions contemplated hereby shall be subject to the fulfillment or waiver at or prior to the Closing Date of the following additional conditions:

          (a) Representations and Warranties. The representations and warranties
              -------------------------------
of MMA, RTS and Sellers set forth in Articles III and IV shall be true and
                                     ------------     --
correct in all material respects (other than (i) the representations and warranties contained in Sections 3.1, 3.2(a) and 3.3 and Article IV and the
                        ------------  -----      ---     ----------
representations and warranties qualified as to "material," "materiality" or "MMA Material Adverse Effect" which shall, subject to such qualifications, be true and correct in all respects, and (ii) in the case of RTS, inaccuracies in the representations and warranties of RTS based on an event occurring after the date hereof and prior to Closing and disclosed to MMA Buyer (A) that has not resulted in and is not reasonably expected to result in a material adverse effect (whether taken individually or in the aggregate with all other such effects) on the financial condition or business or results of operations of RTS, including, without limitation, any cease and desist order applicable to RTS that limits its activities or any other supervisory order applicable to RTS that limits in any material respect its activities, (B) affecting RTS that would prevent the consummation of the transactions contemplated by this Agreement or have a material adverse effect on the assets of RTS, except for conditions, events or circumstances generally affecting the economy as a whole including changes in prevailing interest rates or changes in laws affecting insured depository institutions, generally (an "RTS Material Adverse Effect")) as of the Closing Date as though made at and as of the Closing Date (it being understood that representations and warranties that speak as of a specified date shall continue to speak only as of the date specified), and Buyers shall have received a signed certificate of MMA from its General Partner, of RTS from Daniel L. O'Connor and its Chief Financial Officer and of Sellers to that effect.

          (b) Performance of Obligations. MMA (on behalf of itself and any
              ---------------------------
Subsidiary), RTS and each Seller shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and Buyers shall have received a signed certificate of MMA from its General Partner, of RTS from Daniel L. O'Connor and its Chief Financial Officer and of Sellers to that effect.

          (c) Consulting and Noncompetition Agreements. On the date hereof,
              ----------------------------------------
Daniel L. O'Connor, Martin O'Connor and John Cralle each shall have duly executed and delivered a Consulting and Noncompetition Agreement substantially in the form attached hereto as Exhibit 8.2(c), each such agreement to be
                               --------------
effective as of Closing.

        (d) New Management Contract and Fund Services Agreements. The
            -----------------------------------------------------
shareholders and the Board of Directors/Trustees of each Fund shall have approved the New Management Contract, and the New Management Contract shall have been duly executed and delivered by each Fund, and the Board of Directors/Trustees of each Fund or the Cappiello-Rushmore Trust, as appropriate, shall have approved the fund service agreements attached as

EXHIBIT 6.2 and the fund services agreements shall have been duly executed and
-----------
delivered by each Fund or the Cappiello-Rushmore Trust, as appropriate.

          (e) Assets Under Management; Net Management Fees. As of the close of
              ---------------------------------------------
business two days prior to the Closing Date, MMA shall have Aggregate Net Assets (excluding any assets with respect to which, at the time of calculation thereof, MMA had received notice that the contract or arrangement pursuant to which such assets were being administered was being terminated) and Net Management Fees, respectively, of at least 80% of (i) the arithmetic daily average of Aggregate Net Assets and Net Management Fees, respectively, for the period from June 30, 1999 to September 30, 1999 (the "Initial Period") plus (ii) the arithmetic daily
                                                  ----
average of Aggregate Net Assets and Net Management Fees, respectively, for the period from October 1, 1999 to December 31, 1999 (or the close of business two days prior to the Closing Date, if earlier) divided by (iii) 2 (the "Initial
                                            ----------
Average"); provided, however, in the event that the Closing Date has not occurred by October 2, 2000, if (i) the arithmetic daily average of Aggregate Net Assets and Net Management Fees, respectively, for the Initial Period plus
                                                                         ----
(ii) the arithmetic daily average of Aggregate Net Assets and Net Management Fees, respectively, for the period from June 30, 2000 to September 30, 2000 divided by (iii) 2 (the "Final Average") is less than the Initial Average, MMA
----------
shall have Aggregate Net Assets (excluding any assets with respect to which, at the time of calculation thereof, MMA had received notice that the contract or arrangement pursuant to which such assets were being administered was being terminated) and the Net Management Fees, respectively, of 80% of the Final Average. MMA Buyer shall receive a signed certificate of MMA certifying that Aggregate Net Assets and Net Management Fees equal 80% of the Initial Average or, if applicable, the Final Average.


          (f) Opinion of Counsel to MMA and Sellers. Buyers shall have received
              --------------------------------------
the opinion of Breyer & Associates PC, counsel to MMA and Sellers, or other counsel reasonably acceptable to Buyers, dated the Closing Date, addressed to Buyers substantially in the form set forth in Exhibit 8.2(f) (which opinion may
                                              --------------
rely upon the opinion of counsel to each Fund or any other counsel acceptable to Buyers).

          (g) Opinion of Counsel to each Fund. Buyers shall have received the
              --------------------------------
favorable opinion of Morrison & Foerster, LLP, special counsel to each Fund, dated the Closing Date, addressed to Buyers substantially in the form set forth in Exhibit 8.2(g) (which opinion may rely upon the opinion of any other counsel
   --------------
acceptable to Buyers).

          (h) Delivery. Sellers shall have caused to be executed and/or
              ---------
delivered to MMA Buyer the following:

                (i) certified copies of all resolutions, consents and approvals of the General Partner and the Limited Partners (and if any of the Limited Partners are entities requiring such resolutions, consents and approvals, certified copies of such resolutions, consents and approvals) of MMA authorizing the execution of this Agreement and the transfer of the Interests and Stock and each of the agreements, documents and instruments contemplated hereby to which MMA is a party;

                (ii) a copy of the Certificate of Limited Partnership and Partnership Agreement, as amended, of MMA and a certificate issued by the Recorder of Deeds of the District of Columbia certifying that MMA is in good standing in the District of Columbia as of the most recent practicable date;

                (iii) true, correct and complete copies of each of the agreements, documents and instruments contemplated hereby to which MMA, RTS and Sellers are a party, duly executed by MMA, RTS and Sellers and all agreements, documents, instruments and certificates delivered or to be delivered in connection therewith by MMA;

                (iv) a certificate of the General Partner on behalf of MMA certifying that the resolutions, consents and agreement in paragraphs (i) and
(ii) above to MMA are in full force and effect and have not been amended or modified, and that the officers of MMA are those persons named in the certificate;

                (v) a certificate issued by the United States of America and the Secretary of State of the State of organization, as applicable, for RTS, RIB and any Limited Partner which is an entity (together with a copy of such entity's organizational documents) certifying that each entity is duly organized and validly existing and (except for RTS) in good standing in its jurisdiction of organization as of the most recent practicable date, and an affidavit from an officer of such entity confirming that such organizational documents are true and complete;

                (vi) the Escrow Agreement and UCC-1 Financing Statement executed by the Sellers and the escrow agent, and

                (vii) written resignations of the directors and officers of RTS, RIB and RSI (to the extent RSI has not been previously liquidated and dissolved in accordance with Section 1.3) and of the trustees, plan administrators and
                   -----------
fiduciaries of the Employee Programs and evidence satisfactory to Buyers of the revocation of any powers of attorney or any authorization of any person to draw on the bank accounts set forth on Schedule 3.16.
                                  -------------

          (i)  Regulated Investment Company Status.
               -----------------------------------

          MMA Buyer shall not have determined, applying reasonable methods and assumptions, that any Fund would fail to qualify, for its taxable year that includes the Closing Date, for treatment as a regulated investment company that is eligible to compute its taxable income under Section 852 of the Code.

          (j)  Material Adverse Effect.
               -----------------------

          Since the date of this Agreement, there shall have been no event or condition or events or conditions which, either individually or in the aggregate, has had or could reasonably be expected to have an MMA Material Adverse Effect, and Buyers shall be provided with a certificate from the General Partner of MMA to that effect at the Closing.

          (k)  Title Policy.
               ------------
          MMA Buyer shall have received the Title Policy (as hereinafter defined).

          (l)  Completion of MMA and Fund Due Diligence.
               ----------------------------------------

          Buyers and their counsel shall have been afforded an opportunity to conduct and complete a due diligence review of the operations, books and records of MMA and the Funds to the reasonable satisfaction of Buyer, which Buyers shall complete within forty-five days from the date Buyers have been afforded access to the operations, books and records of MMA and the Funds; provided, however, that such period shall not begin to run and/or shall be tolled and this condition shall not be satisfied unless and until Buyers are provided full and complete access to such operations, books and records.

          (m)  Completion of RTS Due Diligence.
               -------------------------------

          Buyers and their counsel, agents or other representatives shall have been afforded an opportunity to conduct and complete a due diligence review of RTS to ensure, and RTS shall provide information reasonably necessary for MMA Buyer to verify, that RTS is a qualified thrift lender in accordance with
Section 10(m) of the Home Owners Loan Act including, without limitation, providing copies to MMA Buyer of all calculations made to ensure RTS's compliance with requirements relating to qualified thrift lenders.

          (n)  Further Assurances.
               ------------------
          Buyers shall have received such other certificates and instruments signed by MMA as Buyers may reasonably request to consummate the transactions contemplated hereby.

    8.3.  Conditions to Obligation of MMA to Consummate.
          ---------------------------------------------

          The obligation of MMA to consummate the transactions contemplated hereby shall be subject to the fulfillment or waiver at or prior to the Closing Date of the following additional conditions:

          (a)  Representations and Warranties.
               ------------------------------

          The representations and warranties of Buyers set forth in Article II,
                                                                    ----------
shall be true and correct in all material respects as of the Closing Date as though made at and as of the Closing Date (it being understood that representations and warranties that speak as of a specified date shall continue to speak only as of the date so specified), and MMA shall have received a signed certificate of each Buyer to that effect.

          (b)  Performance of Obligations.
               --------------------------

          Buyers shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing Date, and Sellers shall have received a signed certificate of an executive officer of each Buyer to that effect.

          (c)  Delivery.
               --------
          Buyers and FBR (as the case may be) shall have caused to be executed and/or delivered to Seller Representative the following:

                (i) certified copies of resolutions of the boards of directors of Buyers authorizing the execution of this Agreement and each of the agreements, documents and instruments contemplated hereby to which each Buyer is a party;

                (ii) a copy of the Certificate of Incorporation and by-laws of each Buyer, each of which is certified as of a recent date by the Secretary of State of the State of Delaware;

                (iii) a certificate issued by the Secretary of State of Delaware certifying that each Buyer is validly existing and in good standing in Delaware as of the most recent practicable date;

                (iv) true, correct and complete copies of each of the agreements, documents and instruments contemplated hereby to which each Buyer is a party, and all agreements, documents, instruments and certificates delivered or to be delivered in connection therewith by each Buyer;

                (v) a certificate of the Secretary of each Buyer certifying as to MMA Buyer and LP Buyer (as the case may be) that the resolutions, Certificate of Incorporation and by-laws in paragraphs (i) and (ii) above are in full force and effect and have not been amended or modified, and that the officers of each entity are those persons named in the certificate;

                (vi) the Initial Payment, the Minority Stock Purchase Price, the Note, the Escrow Agreement, the UCC-1 Financing Statement and the Deed of Trust to be delivered as consideration and collateral at the Closing pursuant to
Section 1.4; and
-----------

                (vii) such other certificates and documents as are required hereby or are reasonably requested by MMA.

          (d)  Further Assurances.
               ------------------
          Sellers shall have received such other certificates and instruments signed by Buyers as Sellers shall reasonably request.

          (e)  Opinion of Counsel to Buyers.
               ----------------------------

          MMA shall have received the opinion of Dechert Price & Rhoads, counsel to Buyers, dated the Closing Date, addressed to MMA and each Seller, substantially in the form set forth in Exhibit 8.3(e).
                                       --------------

                                  ARTICLE IX

                         INDEMNIFICATION AND REMEDIES

    9.1.  No Waivers.
          ----------

          No waiver of any breach of any covenant in this Agreement shall be implied from any forbearance or failure of a party to take action thereon.

    9.2.  Indemnification.
          ---------------

          (a) Indemnification by Principal Sellers. From and after the Closing, the Principal Sellers shall jointly and severally indemnify and hold Buyers, MMA, RTS and RIB their respective directors, trustees, officers, registered representatives, members and controlling persons, and their respective successors and assigns, harmless from and against any liabilities, demands, claims, actions or causes of action, assessments, fines, penalties, costs (including reasonable attorneys' fee, expert witness fees and court costs), actual damages and expenses (any and all of the foregoing being referred to as "Losses" or individually a "Loss"), sustained or incurred by the indemnified parties to the extent any such Loss is the subject of a Claim (as defined below) by a party other than an indemnified party or a party providing funding or financing solely to the extent the indemnified party has assigned to such party its, or the funding or financing source has succeeded in bankruptcy to such party's, right, title and interest in, to and under this Agreement (other than a Claim by an indemnified party or its funding or financing source for a breach of representation or warranty with respect to ownership/title as set forth in Sections 3.3, 3.9 or 4.1 which shall be covered by this Section 9.2) and arises
------------  ---    ---                                -----------
out of or by virtue of (i) any breach of a representation or warranty made by MMA, RTS and Principal Sellers herein; (ii) any failure to perform any covenant or agreement of MMA, RTS and Principal Sellers herein; (iii) any matters described in Schedules 3.18 and 3.28(h), (iv) any Tax liability of MMA, any
             --------------     ------
Subsidiary or any Fund (only to the extent, with respect to the Funds, that such a Tax liability would be legally or customarily payable by the investment adviser of, or provider of compliance or administrative services to, a Fund by virtue of their status as investment adviser or provider of compliance or administrative services, respectively) in each case relating to the period prior to the Closing Date, any Tax Liability of Sellers, by reason of transferee liability or otherwise or any Tax Liability referred to in Section 7.7(d)
                                                           --------------
hereof; and (v) (A) any wrongful or negligent act or omission of RTS (except as specifically provided in subsection (v)(B)) or the Funds which act or omission relates to, or arises out of the conduct of the business prior to the Closing Date, or (B) any act or omission of MMA, RTS (only to the extent any such act or omission results in liability that would be legally or customarily payable by RTS in its capacity as a provider of services to the Funds) or any Subsidiary which act or omission relates to, or arises out of the conduct of the business prior to the Closing Date. In the event any Principal Seller or any of its successors or assigns (A) reorganizes or consolidates with or merges into or enters into another business combination transaction with any other person or entity and it is not the resulting, continuing or surviving corporation or entity of such consolidation, merger or transaction, or (B) liquidates, dissolves or transfers all or substantially all of its properties and assets to any person or entity, then, and in each such case, proper provisions shall be made so that the successor or assign of such Principal Seller, as the case may be, assumes the obligations set forth in this
Section 9.2(a).
--------------

          (b) Limitation on Indemnification by Principal Sellers. The
              ---------------------------------------------------
indemnification provided in Section 9.2(a) shall not apply to any Claim for
                            -------------
breaches of representations and warranties pursuant to clause (i) of
Section 9.2(a) (other than those contained in Sections 3.2(a) and 3.3 and
--------------                                ---------------     ---
Article IV and, with respect to RTS, those contained in Section 3.12 for
                                                        ------------
which notice pursuant to Section 9.3 has not been received by the Seller
                         -----------
Representative on or before the date that is six months after the expiration of the applicable statute of limitations) for which notice pursuant to Section 9.3
                                                                    -----------
has not been received by the Seller Representative on or before the date that is two years after the Closing Date. The Principal Sellers shall not be required to indemnify Buyers, MMA, RTS and RIB, their respective directors, trustees, officers, registered representatives members and controlling persons, and their respective successors and assigns, with respect to any Claim resulting from or arising out of matters described in clause (i) of Section 9.2(a) (other than
                                                  --------------
those contained in Sections 3.2(a) and 3.3 and Article IV and, with respect to
                   ---------------     ---
RTS, those contained in Section 3.12) unless and until the aggregate amount
                         ------------
of all Claims against Principal Sellers collectively exceed $248,600 and then only to the extent such aggregate amount exceeds $248,600. The amount of the indemnification liability of the Principal Sellers (other than those contained in Section 9.2(a)(iv) or by virtue of a breach of Sections 3.2(a)
             -----------------                              --------------
and 3.3 and Article IV) shall not exceed $24,860,000.
    ---     ----------

          (c) Indemnification by Buyers. From and after the Closing, Buyers, MMA and RTS shall jointly and severally indemnify and hold Sellers, their respective affiliates and subsidiaries, their directors, trustees, officers and controlling persons, and their successors and assigns, harmless from and against all Losses sustained or incurred by the indemnified parties to the extent any such Loss arises out of or by virtue of (i) any breach of a representation or warranty made by Buyers herein; (ii) any failure to perform any covenant or agreement of Buyers herein; or (iii) the conduct of the business by Buyers, MMA, RTS, RIB or any Fund after the Closing. In the event any Buyer, MMA or RTS or any of their respective successors or assigns (A) reorganizes or consolidates with or merges into or enters into another business combination transaction with any other person or entity and is not the resulting, continuing or surviving corporation or entity of such consolidation, merger or transaction, or (B) liquidates, dissolves or transfers all or substantially all of its properties and assets to any person or entity, then, and in each such case, proper provisions shall be made so that the successor and assign of such Buyer, MMA, or RTS (as the case may be) assumes the obligations set forth in this Section 9.2(c).
                                                  --------------

          (d) Limitation on Indemnification by Buyers. The indemnification
              ----------------------------------------
pursuant to Section 9.2(c) shall not apply to any Claim (as defined below) for breach of representations and warranties pursuant to clause (i) of Section
                                                                   --------
9.2(c) (other than those contained in Section 2.2(a)) for which notice pursuant
-----                                 --------------
to Section 9.3 has not been received by MMA Buyer on or before the date that is
   -----------
two years after the Closing Date. Buyers and MMA shall not be required to indemnify Sellers with respect to any Claim resulting from or arising out of matters described in clause (i) of Section 9.2(c) (other than those contained
                                   -------------
Section 2.2(a)) unless and until the aggregate amount of all Claims against
-------------
Buyers exceed $248,600 and then only to the extent such aggregate amount exceeds $248,600. The amount of the indemnification liability of Buyers, MMA and RTS (other than those contained in Section 2.2(a)) shall not exceed $24,860,000.
                               --------------

          (e) Indemnification Changes to Representations and Warranties. For
              ----------------------------------------------------------
purposes of determining under Section 9.2 if any representation or warranty
                              -----------
contained in this Agreement has been breached, and for purposes of determining the amount of a Claim for breach of a representation or warranty under this Agreement (as applicable), all references to and limitations or qualifications resulting from the terms "materiality," "MMA Material Adverse Effect," "knowledge of MMA, RTS and/or Sellers," and "knowledge of Buyers" shall be disregarded except as such references are used generally in Sections 2.5,
                                                            ------------
3.12(b), 3.17(b), 3.18, 3.28(e) and 3.28(h) and as such references are used with
------   -------  ----  ------      ------
respect to third parties in Sections 3.8, 3.9(a)(ii), 3.9(a)(iii) and 3.9(a)(v).
                            ------------  ---------   ----------      --------

          (f) Recoveries. The amount of any Loss suffered by an indemnified
              -----------
party under this Agreement shall be net of (i) any amounts recovered or recoverable by the indemnified party pursuant to any indemnification by or indemnification agreement with any third party, other than any insurance policy, and (ii) any insurance proceeds (net of associated incremental premiums) available as an offset against such Losses.

     9.3.  Claims Procedures.
           -----------------

          (a) Notice. An indemnified party shall give written notice to an
              -------
indemnifying party promptly upon receipt of written notice or sixty (60) days from discovery by the indemnified party of any claim, demand or cause of action which may give rise to a claim for indemnification under this Agreement (a "Claim") setting forth in detail all information that forms the basis of such Claim. Except as otherwise set forth in Section 9.2(a) or (c), the failure to
                                        -------------     ---
give such notice shall not affect the right of the indemnified party to indemnity hereunder except to the extent such failure has adversely affected the rights of the indemnifying party.

          (b) Third Party Procedures. In the case of any Claim (other than a
              -----------------------
Claim by an indemnified party for a breach of representation or warranty with respect to ownership/title as set forth in Sections 3.3, 3.9 or 4.1), the
                                           ------------  ---    ---
indemnified party may defend, settle or otherwise compromise, or pay a Claim unless it shall have received notice (within thirty (30) days of the indemnifying party's receipt of the notice of such Claim from the indemnified party) from the indemnifying party that the indemnifying party either disputes that it has indemnification responsibility relating to such Claim or it intends, at its sole cost and expense, to assume the defense of any such matter, in which latter case the indemnified party shall have the right, at no cost or expense to the indemnifying party, to participate in such defense; provided, that, any legal counsel selected by the indemnifying party pursuant to this Section 9.3(b) shall be reasonably satisfactory to the
                 -------------
indemnified party; and provided, further, that the indemnifying party shall not, in the defense of such Claim, consent to the entry of any judgment or enter into any settlement, except with the written consent of the indemnified party (which consent shall not be unreasonably withheld or delayed), which provides for anything other than money damages or other money payments or which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the indemnified party a release from all liability in respect of such Claim. If the indemnifying party does not assume the defense of a Claim or dispute that it has indemnification responsibility with respect to such Claim within the time period specified above, the indemnifying party shall pay all costs of each indemnified party arising out of the defense until the defense is assumed. The indemnified party shall take all appropriate action to permit and authorize the indemnifying party fully to participate, to the extent provided above, in the defense of any such Claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense. If the indemnifying party does not assume the defense, the indemnified party shall keep the indemnifying party reasonably apprised as to the status of the defense. If the Claim is one that by its nature cannot be defended solely by the indemnifying party, then the indemnified party shall make available such information and assistance as the indemnifying party may reasonably request and shall cooperate with the indemnifying party in such defense, at the expense of the indemnifying party.

          (c) Indemnified Party Procedures. A party which has a Claim for
              -----------------------------
indemnification under this Article IX, other than as described in Section
                           ----------                             -------
9.3(b), shall promptly notify the other parties hereto of such Claim. If within
-----
thirty (30) days of the receipt of such notice of Claim, the parties cannot agree on the amount of or responsibility for such Claim, the parties agree to submit such dispute to binding arbitration to be held in Bethesda, Maryland under the rules of the American Arbitration Association. Any such arbitration shall be conducted by three arbitrators, one of whom shall be selected by the Seller Representative, one of whom shall be selected by Buyers and one of whom shall be selected by the arbitrators selected by the Seller Representative and Buyers. The expenses of any such arbitration shall be paid by the non-prevailing party as determined by the final order of the arbitrators.

          (d) Remedies. Absent fraud or criminal activity and except for
              --------
equitable remedies, the remedies provided for in this Article IX shall
                                                      ----------
constitute the sole and exclusive remedy of the parties hereto for any post-Closing claims made for breach of this Agreement or the representations and warranties contained herein or in connection with the transactions contemplated hereby or any of the other matters covered by this Article IX. Nothing in this
                                                   -----------
subsection is intended to affect any rights under the Note, Escrow Agreement, Deed of Trust or UCC-1 Financing Statement.

          (e) Satisfaction of Losses. Subject to the procedures set forth above,
              -----------------------
Losses shall be satisfied as follows:

                (i) Principal Sellers shall satisfy their liability for Losses by paying the amount of such liability to the indemnified party or, at the written election of either Buyers or Seller Representative, by offsetting such amount against the outstanding balance of the Note; provided, however, that in the event any such offset is elected by Seller Representative prior to the due date of the next installment otherwise payable under the Note, the amount of Loss to be offset shall be increased by the applicable "short-term rate" per annum, compounded annually, from the date paid by the indemnified party to a third party or payable to the indemnified party by virtue of a breach of Sections 3.3, 3.9 or 4.1 up to the date of the next installment otherwise
------------  ---    ---
payable under the Note; and

                (ii) Buyers and MMA shall satisfy their liability for Losses by paying the amount of such liability to the Seller Representative on behalf of the Sellers.


                                   ARTICLE X

                                  TERMINATION

   10.1.  Termination.
          -----------

          This Agreement may, by written notice, be terminated at any time prior to the Closing Date:

          (a) by mutual written consent of the Seller Representative and Buyers;

          (b) by either MMA or Buyers at any time after March 31, 2001 by written notice given to the other, if the Closing shall not theretofore have occurred (provided the terminating party is not otherwise in default or in breach of this Agreement);

          (c) by either MMA or Buyers by written notice given to the other, in the event of the breach by (i) MMA, RTS and Principal Sellers, in the case of notice from Buyers, of any representation or warranty contained herein or in any schedule or document delivered herewith which has resulted or is reasonably likely to result in an MMA Material Adverse Effect, or any agreement, covenant or obligation contained herein, which breach cannot be or has not been cured within 30 days after written notice to MMA, or (ii) Buyers and FBR, in the case of notice from MMA, of any representation or warranty contained herein or in any schedule or document delivered herewith which has resulted or is reasonably likely to result in a Buyer Material Adverse Effect, or any agreement, covenant or obligation contained herein, which breach cannot be or has not been cured within 30 days after written notice to Buyers;

          (d) by either MMA or Buyers if the Board/Trustees of Directors of each Fund or the shareholders of each Fund shall have met and rejected any of the actions or transactions contemplated hereby;

          (e) by MMA Buyer pursuant to Section 7.10;
                                       ------------

          (f) by MMA Buyer by written notice given to Seller Representative (i) within sixty days of the date hereof, in the event Buyers and their counsel have not been afforded an opportunity to conduct and complete a due diligence review of the operations, books and records of MMA and the Funds within forty-five days of the date hereof or (ii) within sixty days of the date Buyers have been afforded full and complete access to the operations, books and records of MMA and the Funds, in the event Buyers are not reasonably satisfied with the results of such due diligence review; or

          (g) by MMA Buyer by written notice given to Seller Representative, in the event Buyers are not reasonably satisfied with the results of the due diligence review of RTS provided in Section 8.2(m).
                                    --------------

   10.2.  Effect of Termination and Abandonment.
          -------------------------------------

          In the event of termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Article X, no party hereto (or
                                                  ---------
any of its directors of officers) shall have any liability or further obligation to any other party to this Agreement, except as provided in Section 11.5 and the
                                                            ------------
provisions of this Section 10.2.  In the event that the Buyers, FBR or any of
                   ------------
them commits a willful and material breach of any of their representations, warranties, covenants, agreements or obligations contained in this Agreement (and for purposes hereof, failure by the Buyers to have sufficient cash to fund the Initial Payment and the Minority Stock Purchase Price shall be deemed to be a willful and material breach resulting in a Buyer Material Adverse Effect) and this Agreement is thereafter terminated on account thereof pursuant to Section
                                                                       -------
10.1(c), then in that event MMA Buyer shall be liable for $1,000,000 in cash
-------
damages to MMA as agreed upon liquidated damages ("MMA Liquidated Damages") which shall be paid by MMA Buyer to MMA within thirty days after written demand. FBR does hereby unconditionally guarantee timely payment of MMA Liquidated Damages. In the event that MMA, RTS or any of the Sellers commits a willful and material breach of any of their representations, warranties, covenants, agreements or obligations contained in this Agreement and this Agreement is thereafter terminated on account thereof pursuant to Section 10.1(c), then in
                                                     ---------------
that event MMA shall be liable for $1,000,000 plus the amount of MMA Transaction Expenses paid by MMA Buyer or FBR or reimbursed by either of them to MMA in cash damages to MMA Buyer as agreed upon liquidated damages which shall be paid by MMA to MMA Buyer within thirty (30) days after written demand.


                                  ARTICLE XI

                               GENERAL PROVISIONS

   11.1.  Survival of Representations, Warranties and Agreements.
          -------------------------------------------------------

          All agreements of Buyers or MMA contained in this Agreement or in any instrument delivered by Buyers or MMA pursuant to this Agreement shall survive consummation of the transactions contemplated hereby in accordance with their terms. The representations and warranties contained herein (other than Sections
                                                                        --------
3.2(a), 3.3, and 2.2(a) and Article IV) shall
------  ---      ------     ----------
terminate after a period of two years from such consummation or termination of this Agreement. If this Agreement is terminated prior to the Closing Date, the respective agreements of the parties in Sections 7.3, 10.2 and Article XI shall
                                        ------------------     ----------
survive such termination.

    11.2. Notices.
          -------

          All notices and other communications hereunder shall be in writing and shall be given and deemed to have been duly received (i) on the date given if delivered personally or by telex or telecopy or (ii) on the date received if mailed by registered or certified mail (return receipt requested), to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          (a)  if to MMA Buyer or FBR, to:

               Friedman, Billings, Ramsey Group, Inc.
               1001 19th Street North
               Arlington, VA  22209
               Attention:  Robert S. Smith, Esq.,
                           General Counsel
               Telecopy:  (703) 312-9756

          With a copy to:

               Dechert Price & Rhoads
               1717 Arch Street
               Philadelphia, PA  19103
               Attention:  Christopher G. Karras, Esq.
               Telecopy:    (215) 994-2222

          (b)  if to Sellers or MMA, to:
               c/o Rushmore Trust & Savings, FSB
               4922 Fairmont Avenue
               Bethesda, MD  20814
               Attention:  Daniel L. O'Connor
               Telecopy:

          With a copy to:

               Breyer & Associates PC
               1100 New York Avenue, N.W.
               Suite 700 East
               Washington, D.C.  20005
               Attention:  John F. Breyer, Jr.
               Telecopy:  (202) 737-7979

    11.3. Counterparts.
          ------------

          This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same instrument.

    11.4. Governing Law.
          -------------

          This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Maryland without regard to its conflict of law principles, except to the extent federal law may apply.

    11.5. Expenses.
          --------

          All reasonable third party fees, costs and expenses incurred by Sellers, MMA, RTS, the Subsidiaries (excluding the cost and expense of the liquidation and dissolution of RSI) and the Funds prior to Closing shall be borne by MMA Buyer (including, but not limited to, reasonable fees and reasonable expenses of attorneys and accountants, filing and other fees payable to Governmental Authorities, proxy costs and expenses, and mailing and printing costs) incurred by them, or any of them, in connection with this Agreement, the transactions contemplated hereby, or the performance of obligations contained herein. All such reasonable third party fees, costs and expenses incurred by Sellers, MMA, RTS, the Subsidiaries (excluding the cost and expense of the liquidation and dissolution of RSI) and the Funds prior to Closing (the "MMA Transaction Expenses") shall be paid directly by MMA Buyer, or reimbursed by MMA Buyer to the party who has made payment thereof, within 10 days after written demand, which written demand shall include invoices or statements of third party providers relating to such MMA Transaction Expenses; provided however, any MMA Transaction Expenses that are unpaid at Closing shall be paid by MMA Buyer at Closing without any requirement for prior written notice. Notwithstanding the foregoing, MMA Buyer shall not be liable for MMA Transaction Expenses for legal services to Breyer & Associates PC (inclusive of fees to Silver, Freedman & Taff LLP but excluding reimbursable expenses) in excess of $160,000 and no MMA Transaction Expenses, other than the foregoing MMA Transaction Expenses for legal services to Breyer & Associates PC, shall be incurred without the prior consent of MMA Buyer, which shall not be unreasonably withheld. FBR does hereby unconditionally guarantee timely payment or reimbursement of all MMA Transaction Expenses subject to the thresholds set forth above.

    11.6. Waiver, Amendment.
          -----------------

          Any provision of this Agreement may be (i) waived by the party benefited by the provision, or (ii) amended or modified at any time (including the structure of the transactions contemplated hereby, or any part thereof), by an agreement in writing among the parties hereto and executed in the same manner as this Agreement. Any waiver of any terms or conditions or of the breach of any covenant, representation or warranty of this Agreement in one instance shall not operate as or be deemed to be construed as a further or continuing waiver of any other breach of such term, condition, covenant, representation or warranty, nor shall any failure or delay at any time or times to enforce or require performance of any provision hereof operate as a waiver of or affect in any manner such party's right at a later time to enforce or require performance of such provision or of any provision hereof; provided, however, that no such waiver, unless it, by its own terms, explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provision being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance.

    11.7. Entire Agreement; No Third-Party Beneficiaries; Etc.
          ----------------------------------------------------

          This Agreement represents the entire understanding of the parties hereto with reference to the transactions contemplated hereby and supersedes any and all other oral or written agreements heretofore made. All terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective personal representatives, heirs, successors and permitted assigns. Nothing in this Agreement, other than

Section 9.2 hereof, is intended to confer upon any other person any rights or
-----------
remedies of any nature whatsoever under or by reason of this Agreement.

    11.8. Assignment.
          ----------

          This Agreement may not be assigned by any party hereto without the written consent of the other parties.

    11.9. Further Assurances.
          ------------------

          At and after the Closing, each of the parties hereto agrees to execute, acknowledge and deliver such additional instruments as any other party may reasonably request in connection with the transactions contemplated by this Agreement.

   11.10. Consent to Jurisdiction.
          -----------------------

          Each of the parties hereby consents to personal jurisdiction, service of process and venue in the federal or state courts of the State of Maryland for any claim, suit or proceeding arising under this Agreement, or in the case of a third party claim subject to indemnification hereunder, in the court where such claim is brought and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such state court or, to the extent permitted by law, in such federal court. Each of the parties hereby irrevocably consents to the service of process in any such action or proceeding by the mailing by certified mail of copies of any service or copies of the summons and complaint and any other process to such party at the address specified in Section 11.2. The parties agree that a final judgment in any such
             ------------
action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit or in any other manner permitted by law and shall affect the right of a party to serve legal process or to bring any action or proceeding in the courts of other jurisdictions. Except as provided in Article IX,
                                                             ----------
the expenses of any such action or proceeding shall be paid by the non-prevailing party as determined by the final order of the applicable federal or state court.

   11.11. Seller Representative.
          ---------------------

          Each Seller hereby irrevocably appoints Daniel L. O'Connor ("Seller Representative"), as such Seller's representative, attorney-in-fact and agent, with full power of substitution to act in the name, place and stead of such Seller with respect to the transfer of such Seller's Interests to Buyers in accordance with the terms and provisions of this Agreement and to act on behalf of such Seller in any litigation or arbitration involving this Agreement and to do or refrain from doing all such further acts and things, and to execute all such documents, as such Seller Representative shall deem necessary or appropriate in connection with any of the transactions contemplated under this Agreement, including, without limitation, the power:

          (a) to act for such Seller with regard to matters pertaining to indemnification referred to in this Agreement, including the power to compromise any claim on behalf of such Seller, to bring and transact matters of litigation and to refer matters to arbitration;

          (b) to receive, hold, and deliver to Buyers the Interests accompanied by executed stock powers, signature guarantees, and any other documents relating thereto on behalf of such Seller;

          (c) to execute and deliver all ancillary agreements, certificates, statements, notices, approvals, extensions, waivers, undertakings, amendments and other documents required or permitted to be given in connection with the consummation of the transactions contemplated by this Agreement;

          (d) to receive funds and give receipt for funds including in respect of the Purchase Price for the Interests for such Seller's Interests, to distribute to the Seller their respective share of the Purchase Price for the Interests and to withhold from such funds a contingency reserve for the matters referred to below;

          (e) to give and receive all notices and communications to be given or received under this Agreement and to receive service of process in connection with any claims under this Agreement, including service of process in connection with arbitration; and

          (f) to take all actions which under this Agreement may be taken by the Seller Representative and to do or refrain from doing any further act or deed on behalf of such Seller which Seller Representative deems necessary or appropriate in his sole discretion relating to the subject matter of this Agreement as fully and completely as such Seller could do if personally present.

          If Daniel L. O'Connor dies or otherwise becomes incapacitated and unable to serve as Seller Representative, Martin O'Connor shall become Seller Representative. The death or incapacity of any Seller shall not terminate the agency and power of attorney granted hereby to the Seller Representative. The appointment of Seller Representative shall be deemed coupled with an Interest and shall be irrevocable and MMA Buyer and any other person may conclusively and absolutely rely, without inquiry, upon any action of Seller Representative, as the action of such Seller in all matters referred to herein. All actions, decisions and instructions of Seller Representative shall be conclusive and binding upon all of the Sellers and no Seller shall have any cause of action against Seller Representative for any action taken or not taken by Seller Representative in his role as such, except for any action or omission taken or made fraudulently or in bad faith with respect to such Seller. All reasonable out-of-pocket fees and expenses (including fees payable to counsel and other professional and brokerage fees) incurred by Seller Representative in connection with performing such function and in connection with the transactions contemplated hereby and all payments, damages, costs, fees and expenses in connection with any indemnification claim by or other dispute with MMA Buyer under the Agreement shall be paid by each Seller in proportion to his respective Interests and may be deducted by Seller Representative from any amounts otherwise payable to any Seller hereunder. Seller Representative may withhold from funds received on behalf of each Seller prior to distribution of such funds to each Seller any amount which Seller Representative deems necessary as a reserve for any such fees, expenses and indemnification claims.

   11.12. Title Insurance.
          ---------------

          The Sellers shall and shall cause MMA, RTS and the Subsidiaries to cooperate with MMA Buyer in obtaining, a good and valid, irrevocable ALTA title insurance commitment (the "Title Commitment") from a title insurance company reasonably acceptable to MMA Buyer (the "Title Company"), irrevocably committing the Title Company (subject only to the satisfaction of any industry standard requirements contained in the Title Commitment and reasonably acceptable to MMA Buyer) to issuing (i) an ALTA form of title insurance policy insuring good, valid and marketable fee simple title to the Owned Real Estate in RTS, in the amount that MMA Buyer reasonably requests prior to Closing, or (ii) a date down and, if required by MMA Buyer, an increased amount endorsement to the existing title insurance policy number 95080085 issued by Chicago Title Insurance Company, subject, in either case, to no Liens or other exceptions to title other than Permitted Exceptions (the "Title Policy") and insuring pedestrian and vehicular access to and from one or more legally and physically open public rights of way satisfactory to MMA Buyer, in its sole but reasonable discretion. The Title Commitment shall be effective as of a date occurring not earlier than the date of this Agreement and its effective date shall be brought down to the time of the Closing. The Title Policy shall include such endorsements thereto as may reasonably be requested by MMA Buyer including, without limitation, a zoning endorsement. On or prior to the Closing Date, RTS and/or the Sellers shall execute and deliver, or cause to be executed and delivered, to the Title Company any affidavits, standard gap indemnities and similar documents reasonably requested by the Title Company in connection with the issuance of the Title Commitment or the Title Policy.


11.3.   Survey.
        ------

          At MMA Buyer's request, RTS and/or Sellers shall cooperate with Buyers to obtain, no later than fifteen (15) days prior to Closing, an as-built survey of the Owned Real Estate (the "Survey") in accordance with (i) the 1997 minimum standard detail requirements for ALTA/ACSM Land Title Surveys, including, without limitation, Table A items 2,3,4,6,7,8,9,10,11 and 13 and such additional or different Table A Items as MMA Buyer may, in its discretion, require, (ii) with the Accuracy Standards (as adopted by ALTA and ACSM) of an Urban Survey, and (iii) local standards required by MMA Buyer, in its discretion, dated after the date hereof, and showing, without limiting the foregoing, all easements and other appurtenances benefiting and all easements and other encumbrances burdening the Owned Real Estate. The Survey shall be certified to the Buyers, the Title Company and any other person reasonably requested by MMA Buyer.

   11.14. Tenant Estoppel Certificates.
          ----------------------------

          At MMA Buyer's request, prior to Closing RTS and/or Sellers shall cooperate with Buyers to obtain estoppel certificates from each of the tenants under the Lessor Leases in form and substances reasonably satisfactory to MMA Buyer. No such estoppel certificate shall be conditioned upon a reduction in rent or other concession to the tenant.

   11.15. Non-Disturbance Agreement.
          -------------------------

          At MMA Buyer's or, after the Closing, RTS' request, the beneficiary under the Deed of Trust shall (and shall cause the trustee to) execute a commercially reasonable non-disturbance agreement in favor of any tenant under the Lessor Leases.

          The parties have duly executed this Agreement, all as of the date first written above.

                              MONEY MANAGEMENT ASSOCIATES, INC.


                              By:
                                 -------------------------------------
                                 Chairman and Chief Executive Officer


                              MONEY MANAGEMENT ASSOCIATES (LP), INC.


                              By:
                                 -------------------------------------
                                 Chairman and Chief Executive Officer

                              MONEY MANAGEMENT ASSOCIATES, L.P.


                              By:
                                 -------------------------------------
                                 Daniel L. O'Connor, General Partner

                              RUSHMORE TRUST AND SAVINGS, FSB


                              By:
                                 -------------------------------------
                                 President


                             -------------------------------------
                              Daniel L. O'Connor


                              -------------------------------------
                              Martin O'Connor

                              -------------------------------------
                              John Cralle




                              -------------------------------------
                              John Flynn




                              -------------------------------------
                              Frank Odenwald



                              -------------------------------------
                              Robert Baiers

                              For Purposes of Article II and Sections 1.4, 10.2
                                              ----------     ------------------
                              and 11.5 only:
                                  ----

                              FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

                              By:
                                 -------------------------------------
                                 President